As filed with the U.S. Securities and Exchange Commission on May 1, 2002
                                                       Registration No. 33-79108

--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM S-6
                          REGISTRATION STATEMENT UNDER
                       THE SECURITIES ACT OF 1933     [ ]
                    POST-EFFECTIVE AMENDMENT NO. 12   [X]

                 -----------------------------------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                              (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)

                              --------------------

                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                           --------------------------

It is proposed that this filing become effective (check appropriate box)

   [_] immediately upon filing pursuant to paragraph (b) of Rule 485

   [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485

   [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

   [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

   [__] this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                        REPRESENTATION OF REASONABLENESS

     John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                      UNDERTAKING REGARDING IMDEMNIFICATION

     Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The prospectus containing 128 pages.

     The undertaking to file reports.

     The representation of reasonableness.

     The undertaking regarding indemnification.

     The signatures.

     The following exhibits:

     I.A.(1) JHVLICO Board Resolution establishing the separate account included in Post-Effective Amendment No. 2 to this Form S-6 Registration Statement filed January 11, 1996, is incorporated by reference.

         (2)  Not Applicable

         (3) (a) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life
                   Account S (File No. 33-15075) filed April 18, 1997.

             (b)   Specimen Variable Contracts Selling Agreement between
                   Signator

                   Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 33-15075) filed April 18, 1997.

              (c) Schedule of sales commissions included in Exhibit I.A.(3)(a) above.

         (4)  Not Applicable

         (5) Form of flexible premium variable life insurance policy, incorporated by reference from the initial registration statement to this File, File No. 33-79108, filed on May 18, 1994.

         (6) (a) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of this File No. 33-79108, filed January 11, 1996.

              (b) JHVLICO By-laws is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of this File, File No. 33-79108, filed January 11, 1996.

         (7)  Not applicable.

         (8) (a) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

              (b) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

              (c) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"),and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

              (d) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., filed in Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

              (e) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company, incorporated by reference to File 333-425, filed on Form S-6 on November 1, 2001.

              (9)  Not Applicable.

              (10) Forms of application for Policy incorporated by reference from the initial registration statement to this file, File No. 33-79108, filed May 18, 1994.

              (11) Not Applicable.  The Registrant invests only in shares of open-end Funds.

2.  Included as Exhibit 1.A(5) above.

3. Opinion and consent of counsel as to securities being registered, incorporated by reference from Pre-Effective Amendment No. 1 to this File No. 33-79108, filed on October 10, 1994.

4.  Not Applicable

5.  Not Applicable

6.  Opinion and consent of actuary, filed herewith.

7.  Consent of independent auditors, filed herewith.

8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for the flexible policy pursuant to Rule 6e-3(T)(b)(12)(iii), incorporated by reference to the initial filing of this Form S-6 Registration Statement, filed May 18, 1994.

9.  Powers of Attorney for David F. D'Alessandro, Michele G. Van Leer, Ronald
    J. Bocage, Todd G. Engelsen, Bruce M. Jones, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002.

10. Representations, Description and Undertaking pursuant to Rule
    6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 are incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement to this file, File No. 33-79108, filed October 10, 1994.

11. Exemptive Relief Relied Upon, incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement to this file, File No. 33-79108, filed October 10, 1994.

12. Opinion of Counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder, duly authorized, and its seal to be hereunto fixed, and attested, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2002.

                                   On behalf of the Registrant,
                                   JOHN HANCOCK VARIABLE LIFE
                                   INSURANCE COMPANY (Depositor)

                                   By  /s/ MICHELE G. VAN LEER
                                       -----------------------
                                       Michele G. Van Leer
                                       Vice Chairman and President

Attest: /s/ PETER SCAVONGELLI
        ---------------------
        Peter Scavongelli
        Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                 Title                                  Date
----------                 -----                                  ----

/s/ EARL BAUCOM            Controller (Principal Accounting       May 1, 2002
------------------------   Officer)
 Earl W. Baucom

/s/ JULIE H. INDGE         Treasurer (Principal Financial         May 1, 2002
------------------------   Officer)
Julie H. Indge

/s/ MICHELE G. VAN LEER    Vice Chairman of the Board             May 1, 2002
------------------------   and President (Acting
Michele G. Van Leer        Principal Executive Officer)
for herself and as
Attorney-in-Fact

           For:   David F. D'Alessandro     Chairman of the Board
                  Ronald J. Bocage          Director
                  Todd G. Engelsen          Director
                  Bruce M. Jones            Director
                  Barbara L. Luddy          Director
                  Daniel L. Ouellette       Director
                  Robert S. Paster          Director
                  Robert R. Reitano         Director
                  Paul Strong               Director

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the city of Boston and Commonwealth of Massachusetts on the 1st day of May, 2002.

                           On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                   (Depositor)

                                               By  /s/ MICHELE G. VAN LEER
                                                   -----------------------------
                                                   Michele G. Van Leer
                                                   Vice Chairman and President

Attest:  /s/ PETER SCAVONGELLI
         -------------------------
             Peter Scavongelli
             Secretary

                          PROSPECTUS DATED MAY 1, 2002
        ----------------------------------------------------------------
                            VARIABLE MASTER PLAN PLUS
        ----------------------------------------------------------------
           a flexible premium variable life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

       The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

----------------------------------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                             MANAGED BY
  --------------------------                             ----------
  Equity Index .....................................     SSgA Funds Management, Inc.
  Large Cap Value ..................................     T. Rowe Price Associates, Inc.
  Large Cap Value CORE /SM/ ........................     Goldman Sachs Asset Management
  Large Cap Growth .................................     Independence Investment LLC
  Large Cap Aggressive Growth.......................     Alliance Capital Management L.P.
  Growth & Income ..................................     Independence Investment LLC and Putnam Investment Management, LLC
  Fundamental Value ................................     Wellington Management Company, LLP
  Multi Cap Growth .................................     Janus Capital Management, LLC
  Fundamental Growth ...............................     Putnam Investment Management, LLC
  Small/Mid Cap CORE /SM/ ..........................     Goldman Sachs Asset Management
  Small/Mid Cap Growth .............................     Wellington Management Company, LLP
  Small Cap Equity .................................     Capital Guardian Trust Company
  Small Cap Value ..................................     T. Rowe Price Associates, Inc.
  Small Cap Growth .................................     John Hancock Advisers, LLC
  V.A. Relative Value ..............................     John Hancock Advisers, LLC
  AIM V.I. Premier Equity ..........................     A I M Advisors, Inc.
  AIM V.I. Capital Development .....................     A I M Advisors, Inc.
  Fidelity VIP Growth ..............................     Fidelity Management and Research Company
  Fidelity VIP Contrafund/(R)/ .....................     Fidelity Management and Research Company
  MFS Investors Growth Stock .......................     MFS Investment Management/(R)/
  MFS Research .....................................     MFS Investment Management/(R)/
  MFS New Discovery ................................     MFS Investment Management/(R)/
  International Equity Index .......................     Independence Investment LLC
  International Opportunities ......................     T. Rowe Price International, Inc.
  Fidelity VIP Overseas ............................     Fidelity Management and Research Company
  Emerging Markets Equity ..........................     Morgan Stanley Investment Management Inc.
  Janus Aspen Worldwide Growth .....................     Janus Capital Management, LLC
  Real Estate Equity ...............................     Independence Investment LLC and Morgan Stanley Investment Management Inc.
  Health Sciences ..................................     Putnam Investment Management, LLC
  V.A. Financial Industries ........................     John Hancock Advisers, LLC
  Janus Aspen Global Technology ....................     Janus Capital Management, LLC
  Managed ..........................................     Independence Investment LLC and Capital Guardian Trust Company
  Global Balanced ..................................     Capital Guardian Trust Company
  Short-Term Bond ..................................     Independence Investment LLC
  Bond Index .......................................     Mellon Bond Associates, LLP
  Active Bond ......................................     John Hancock Advisers, LLC
  V.A. Strategic Income ............................     John Hancock Advisers, LLC
  High Yield Bond ..................................     Wellington Management Company, LLP
  Global Bond ......................................     Capital Guardian Trust Company
  Money Market .....................................     Wellington Management Company, LLP
  Brandes International Equity .....................     Brandes Investment Partners, L.P.
  Turner Core Growth ...............................     Turner Investment Partners, Inc.
  Frontier Capital Appreciation ....................     Frontier Capital Management Company, LLC
  Clifton Enhanced U.S. Equity .....................     The Clifton Group
  Business Opportunity Value .......................     Iridian Asset Management LLC
----------------------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the John Hancock Declaration Trust, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares), the Janus Aspen Series (Service Shares Class), and the M Fund, Inc. (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds
are referred to as "funds".   In the prospectuses for the Series Funds, the
investment options may be referred to as "funds", "portfolios" or "series".

  Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

            EXPRESS DELIVERY                          U.S.MAIL
            ----------------                          --------
          529 Main Street (X-4)                     P.O.BOX 111
         Charlestown, MA 02129                     Boston, MA 02117


                              PHONE: 1-800-521-1234

                               FAX: 1-617-572-6956

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 33.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 48.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 128.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                             * * * * * * * * * * * *

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.
Here are the page numbers where the questions and answers appear:

Question                                                      Beginning on page
--------                                                      -----------------
..What is the policy?.........................................         5

..Who owns the policy?........................................         5

..How can you invest money in the policy?.....................         5

..Is there a minimum amount you must invest?..................         6

..How will the value of your investment in the policy
  change over time?..........................................         8

..What charges will we deduct from your investment in the
  policy?....................................................         9

..What charges will the Series Funds deduct from your
  investment in the policy?..................................         9

..What other charges could we impose in the future?...........        13

..How can you change your policy's investment allocations? ...        14

..How can you access your investment in the policy?...........        14

..How much will we pay when the insured person dies?..........        15

..How can you change your policy's insurance coverage?........        17

..Can you cancel your policy after it's issued?...............        18

..Can you choose the form in which we pay out policy
  proceeds?..................................................        19

..To what extent can we vary the terms and conditions of
  our policies in particular cases?..........................        19

..How will your policy be treated for income tax purposes? ...        20

..How do you communicate with us?.............................        20

WHAT IS THE POLICY?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN YOU INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
41. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company, or

     . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

IS THERE A MINIMUM AMOUNT YOU MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case,
                   ---
if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements and only if you've elected death benefit Option A or Option M (see "How much will we pay when the last insured person dies?" on page
15) . The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will we pay when the insured person dies?" on page 15), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and is "due" on each monthly deduction date. The term "monthly deduction date" is defined on page 32. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will we pay when the insured person dies?" on page 15).

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the policy anniversary on which default occurred. If it is reinstated more than 1 year after such policy anniversary, we will require evidence that the insured person still meets our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will we pay when the insured person dies?" on page 15).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF YOUR INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 37.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 38.

WHAT CHARGES WILL WE DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

Deductions from premium payments

.. Premium tax charge - A charge to cover state premium taxes we currently
  ------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

.. DAC tax charge - A charge to cover the increased Federal income tax
  --------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

.. Sales charge - A charge to help defray our sales costs. The current
  ------------
  charge is 9% of premiums received in each of the first 10 policy years up to the Target Premium, 3% of premiums received in each of policy years 11 through 20 up to the Target Premium, and 0% of premiums received in each policy year thereafter up to the Target Premium. We reserve the right to increase the percentages for policy years 11 through 20 and thereafter up to 5% and 3%, respectively. Because policies of this type were first offered in 1994, the lower current rates after the tenth policy year are not yet applicable to any policy. No charge is currently deducted from premiums received in excess of the Target Premium, but we reserve the right to impose such a charge of up to 3% of such excess premiums received in any policy year. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

.. Optional enhanced cash value rider charge - A charge imposed if you elect
  -----------------------------------------
  this rider. The charge is .50% of premiums received in each of the first seven policy years. The charge is imposed on premiums received in each policy year up to an amount equal to the Target Premium times the ratio of the Total Sum Insured at issue divided by the Basic Sum Insured at issue.

Deductions from account value

.. Issue charge - A monthly charge to help defray our administrative costs.
  ------------
  This charge has two parts: (1) a flat dollar charge of $12.50 deducted only during the first three policy years, and (2) a charge per $1,000 of Basic Sum Insured at issue that varies by age and that is deducted only during the first ten policy years. Both parts of this charge will appear in the "Policy Specifications" section of the policy. As an example, the second part of this monthly charge for a 45 year old is 17c per $1,000 of Basic Sum Insured.

.. Administrative charge - A monthly charge to help defray our
  ---------------------
  administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $4 (currently $2.50), and (2) a charge of up to 6c per $1,000 of Basic Sum Insured at issue (currently 2c per $1,000 of Basic Sum Insured at issue).

.. Insurance charge - A monthly charge for the cost of insurance. To
  ----------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

.. Extra mortality charge - A monthly charge specified in your policy for
  ----------------------
  additional mortality risk if the insured person is subject to certain types of special insurance risk.

.. M &E charge - A daily charge for mortality and expense risks we assume.
  -----------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .05% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .40%.

.. Guaranteed minimum death benefit charge - A monthly charge beginning in
  ---------------------------------------
  the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured and is guaranteed not to exceed 2c per $1,000 of Basic Sum Insured. Because policies of this type were first offered in 1994, this charge is not yet applicable to any policy at the current rate.

.. Optional benefits charge - Monthly charges for any optional insurance
  ------------------------
  benefits added to the policy by means of a rider.

.. Partial withdrawal charge - A charge for each partial withdrawal of
  -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM YOUR INVESTMENT IN THE POLICY?

   The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will
earn on any variable investment options you select.   We may also receive
payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

   The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2001, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                               ----------------
                                                                                                  Total Fund       Total Fund
                                           Investment    Distribution and   Other Operating        Operating        Operating
                                           Management        Service         Expenses With       Expenses With    Expenses Absent
Fund Name                                      Fee         (12b-1) Fees      Reimbursement       Reimbursement     Reimbursement
---------                                  ----------    ----------------   ---------------     --------------    ---------------
JOHN HANCOCK VARIABLE SERIES
  TRUST I (NOTE 1):
Equity Index..........................       0.13%             N/A               0.07%              0.20%          0.20%
Large Cap Value.......................       0.75%             N/A               0.08%              0.83%          0.83%
Large Cap Value CORE(SM)..............       0.75%             N/A               0.10%              0.85%          0.88%
Large Cap Growth......................       0.38%             N/A               0.03%              0.41%          0.41%
Large Cap Aggressive Growth...........       0.87%             N/A               0.10%              0.97%          1.06%
Growth & Income.......................       0.67%             N/A               0.05%              0.72%          0.72%
Fundamental Value*....................       0.89%             N/A               0.10%              0.99%          1.20%
Multi Cap Growth*.....................       0.93%             N/A               0.10%              1.03%          1.03%
Fundamental Growth....................       0.90%             N/A               0.10%              1.00%          1.19%
Small/Mid Cap CORE(SM)................       0.80%             N/A               0.10%              0.90%          1.15%
Small/Mid Cap Growth..................       0.97%             N/A               0.10%              1.07%          1.07%
Small Cap Equity......................       0.90%             N/A               0.10%              1.00%          1.02%
Small Cap Value.......................       0.95%             N/A               0.10%              1.05%          1.08%
Small Cap Growth......................       1.05%             N/A               0.10%              1.15%          1.17%
International Equity Index............       0.17%             N/A               0.10%              0.27%          0.40%
International Opportunities...........       1.14%             N/A               0.10%              1.24%          1.39%
Emerging Markets Equity...............       1.52%             N/A               0.10%              1.62%          4.24%
Real Estate Equity....................       1.00%             N/A               0.07%              1.07%          1.07%
Health Sciences.......................       1.00%             N/A               0.10%              1.10%          1.19%
Managed...............................       0.67%             N/A               0.06%              0.73%          0.73%
Global Balanced.......................       1.05%             N/A               0.10%              1.15%          1.36%
Short-Term Bond.......................       0.60%             N/A               0.08%              0.68%          0.68%
Bond Index............................       0.15%             N/A               0.09%              0.24%          0.24%
Active Bond...........................       0.62%             N/A               0.05%              0.67%          0.67%
High Yield Bond.......................       0.80%             N/A               0.10%              0.90%          1.00%
Global Bond...........................       0.85%             N/A               0.10%              0.95%          0.95%
Money Market..........................       0.25%             N/A               0.07%              0.32%          0.32%

JOHN HANCOCK DECLARATION TRUST
  (NOTE 2):
V.A. Relative Value...................       0.60%             N/A               0.14%              0.74%          0.74%
V.A. Financial Industries.............       0.80%             N/A               0.09%              0.89%          0.89%
V.A. Strategic Income.................       0.60%             N/A               0.10%              0.70%          0.70%
                                                                                                ---------------

                                                                                                 ----------------
                                                                                                   Total Fund          Total Fund
                                             Investment    Distribution and    Other Operating      Operating           Operating
                                             Management        Service          Expenses With     Expenses With      Expenses Absent
Fund Name                                        Fee         (12b-1) Fees       Reimbursement      Reimbursement      Reimbursement
---------                                    ----------    ----------------    ---------------    --------------     ---------------
AIM VARIABLE INSURANCE FUNDS -
  SERIES I SHARES:
AIM V.I. Premier Equity Fund* *............    0.60%             N/A                0.25%             0.85%            0.85%

AIM VARIABLE INSURANCE FUNDS -
  SERIES II SHARES:
AIM V.I. Capital Development Fund..........    0.75%            0.25%               0.41%             1.41%            1.41%

VARIABLE INSURANCE PRODUCTS FUND -
  SERVICE CLASS (NOTE 3):
Fidelity VIP Growth........................    0.58%            0.10%               0.10%             0.78%            0.78%
Fidelity VIP Overseas......................    0.73%            0.10%               0.20%             1.03%            1.03%

VARIABLE INSURANCE PRODUCTS FUND
  II - SERVICE CLASS (NOTE 3):
Fidelity VIP Contrafund(R).................    0.58%            0.10%               0.10%             0.78%            0.78%

MFS VARIABLE INSURANCE TRUST -
  INITIAL CLASS SHARES (NOTE 4):
MFS Investors Growth Stock.................    0.75%             N/A                0.17%             0.92%            0.92%
MFS Research...............................    0.75%             N/A                0.15%             0.90%            0.90%
MFS New Discovery..........................    0.90%             N/A                0.16%             1.06%            1.09%

JANUS ASPEN SERIES - SERVICE SHARES
  CLASS (NOTE 5):
Janus Aspen Worldwide Growth...............    0.65%            0.25%               0.04%             0.94%            0.94%
Janus Aspen Global Technology..............    0.65%            0.25%               0.05%             0.95%            0.95%

M FUND, INC. (NOTE 6):
Brandes International Equity...............    0.75%             N/A                0.25%             1.00%            1.02%
Turner Core Growth.........................    0.45%             N/A                0.25%             0.70%            0.90%
Frontier Capital Appreciation..............    0.90%             N/A                0.25%             1.15%            1.15%
Clifton Enhanced U.S. Equity...............    0.38%             N/A                0.25%             0.63%            0.78%
Business Opportunity Value                     0.65%             N/A                0.25%             0.90%            0.90%
                                                                                                 ----------------


NOTES TO FUND EXPENSE TABLE
  (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Percentages shown for the Large Cap Value and Small Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2001. Percentages shown for the Multi Cap Growth, Small/Mid Cap Growth, Small Cap Growth, International Opportunities, Emerging Markets, Short-Term Bond and High Yield Bond funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2001, were in effect for all of 2001. Percentages shown for the Health Sciences Fund are annualized. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

   * Fundamental Value was formerly "Large/Mid Cap Value" and Multi Cap Growth was formerly "Mid Cap Growth."

  (2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. John Hancock Advisers, LLC has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2003.

  * * AIM V.I. Premier Equity Fund was formerly "AIM V.I. Value Fund."

  (3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expense. In addition, through rearrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 0.90% for MFS Investors Growth Stock, 0.89% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS New Discovery Fund, such that the fund's "Other Expenses" (after taking into account the expense offset arrangement described above) does not exceed 0.15% annually. This contractual fee arrangement will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the fund.

  (5) Percentages shown for the Janus Aspen funds are based upon expenses for the year ended December 31, 2001. Expenses are shown without the effect of any expense offset arrangement.

  (6) Percentages shown for M Fund, Inc. funds reflect the investment management fees currently payable and other fund expenses allocated in 2001. M Financial Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of that fund's average daily net assets. Percentages shown for the Business Opportunity Value Fund are estimates because the fund was not in operation in 2001.


WHAT OTHER CHARGES COULD WE IMPOSE IN THE FUTURE?

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN YOU CHANGE YOUR POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

     Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of the variable investment options.

     Transfers out of the fixed investment option are currently subject to the following restrictions:

..    You can only make such a transfer once in each policy year.

..    Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

..    The most you can transfer at any one time is the greater of (i) $500, or
     (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

     We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

 HOW CAN YOU ACCESS YOUR INVESTMENT IN THE POLICY?

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the first three policy years, a refund of all sales charges deducted within 365 days prior to the date of surrender. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will we pay when the insured person dies?" on page 15 and under the guaranteed death benefit feature (see page 7). Under Option A or Option M, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

     You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page
7). The maximum amount you can borrow is equal to 90% of your account value.

     The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.5% in the first 20 policy years and 4.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

       . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

       . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax Considerations" on page 41).

HOW MUCH WILL WE PAY WHEN THE INSURED PERSON DIES?

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 36.

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

       . Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).

       . Option B -The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death, or
          (2) the minimum insurance amount.

       . Option M - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit (as described below), or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A or Option M. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A or Option M than under Option B for the same premium payments.

Optional extra death benefit feature

     The optional extra death benefit is determined as follows:

       . First, we multiply your account value plus any refund of sales charges by a factor specified in the policy. The factor is based on the insured person's age on the date of calculation.

       .  We will then subtract your Total Sum Insured.

     This feature may result in the Option M death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy.

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. The guideline premium and cash value corridor test cannot be elected if Option M is chosen as the death benefit option. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date (plus any refund of sales charges that might be due if the policy were surrendered on that date) by the "required additional death benefit factor" applicable on that date. In this case, the death benefit factors are derived by applying the guideline premium and cash value corridor test. The death benefit factor starts out at
2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date (plus any refund of sales charges that might be due if the policy were surrendered on that date) by the death benefit factor applicable on that date. In this case, the death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases as attained age increases. Regardless of which test you elect, a table showing the required additional death benefit factor for each policy year will appear in the policy.

     As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 41). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Enhanced cash value rider

     In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first seven policy years. The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

 HOW CAN YOU CHANGE YOUR POLICY'S INSURANCE COVERAGE?

Increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 38.

Decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured, but only if:

       .    the remaining Total Sum Insured will be at least $100,000, and

       . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 38.

Change of death benefit option

     At any time, you may request to change your coverage from death benefit Option B to Option A. Our administrative systems do not currently permit any other change of death benefit option. Such changes may be permitted in the future, but that is not guaranteed.

Tax consequences

     Please read "Tax considerations" starting on page 41 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN YOU CANCEL YOUR POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

       . 10 days after you receive it (this period may be longer in some states);

       .    10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
            or

       .    45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 2, or to the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN YOU CHOOSE THE FORM IN WHICH WE PAY OUT POLICY PROCEEDS?

Choosing a payment option

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

       .  Option 1 - Proceeds left with us to accumulate with interest

       . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

       .  Option 2B - Equal monthly payments for a specified period of time

       . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

       .  Option 4 - Equal monthly payments for life with no refund

       . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN WE VARY THE TERMS AND CONDITIONS OF OUR POLICIES IN PARTICULAR CASES?

     Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

     Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 39. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL YOUR POLICY BE TREATED FOR INCOME TAX PURPOSES?

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

     For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 41.

 HOW DO YOU COMMUNICATE WITH US?

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

       .  surrenders or partial withdrawals

       .  change of death benefit option

       .  increase or decrease in Total Sum Insured

       .  change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

     . loans

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

  You should mail or express all written requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant gross annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.87%, 5.08% and 11.03%. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 45 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) the guaranteed minimum death benefit has not been elected beyond the tenth policy year, (ii) no Additional Sum Insured or optional rider benefits have been elected, (iii) no loans or withdrawals are made, (iv) no increases or decreases in coverage are requested, and (v) no change in the death benefit option is requested.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .75%, and (2) an assumed average asset charge for all other Series Fund operating expenses equivalent to an effective annual rate of .12%. These rates are the arithmetic average for all funds of the Series Funds. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Series Fund operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 10. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
    $100,000 TOTAL SUM INSURED
    MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION A DEATH BENEFIT
    GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
    NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
    PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
    USING CURRENT CHARGES


                                                 Death Benefit                                  Surrender Value
                                 ---------------------------------------------   ---------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of   Assuming hypothetical gross annual return of
  End of       accumulated at    ---------------------------------------------   ---------------------------------------------
Policy Year  5% annual interest        0%              6%             12%             0%              6%              12%
-----------  ------------------  --------------  --------------  --------------  -------------  --------------  ----------------
     1              5,530           100,000         100,000         100,000          4,407           4,662            4,916
     2             11,337           100,000         100,000         100,000          8,285           9,041            9,827
     3             17,434           100,000         100,000         100,000         12,106          13,622           15,261
     4             23,836           100,000         100,000         100,000         15,561          18,112           20,980
     5             30,559           100,000         100,000         100,000         19,452          23,331           27,866
     6             37,617           100,000         100,000         100,000         23,320          28,833           35,538
     7             45,028           100,000         100,000         100,000         27,199          34,667           44,120
     8             47,280           100,000         100,000         100,000         26,479          35,966           48,556
     9             49,644           100,000         100,000         100,000         25,763          37,338           53,503
    10             52,126           100,000         100,000         100,000         25,052          38,787           59,019
    11             54,732           100,000         100,000         100,000         24,539          40,519           65,381
    12             57,469           100,000         100,000         105,796         24,015          42,337           72,463
    13             60,342           100,000         100,000         114,067         23,478          44,243           80,329
    14             63,359           100,000         100,000         122,904         22,928          46,245           89,061
    15             66,527           100,000         100,000         132,337         22,365          48,349           98,759
    16             69,853           100,000         100,000         142,393         21,794          50,563          109,533
    17             73,346           100,000         100,000         155,510         21,207          52,891          121,492
    18             77,013           100,000         100,000         169,792         20,578          55,324          134,756
    19             80,864           100,000         100,000         185,349         19,920          57,879          149,475
    20             84,907           100,000         100,000         202,286         19,222          60,559          165,808
    25            108,366           100,000         100,000         322,925         14,797          76,092          278,383
    30            138,305           100,000         103,332         500,711          8,404          96,572          467,954
    35            176,516                **         129,435         827,467             **         123,272          788,064

 -------------------------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION A DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING MAXIMUM CHARGES

                                                 Death Benefit                                  Surrender Value
                                 ---------------------------------------------   ---------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of    Assuming hypothetical gross annual return of
  End of       accumulated at    ---------------------------------------------   ---------------------------------------------
Policy Year  5% annual interest        0%              6%             12%              0%              6%              12%
-----------  ------------------  --------------  --------------  --------------  --------------  --------------  ----------------
     1              5,530           100,000         100,000         100,000           4,238           4,487            4,735
     2             11,337           100,000         100,000         100,000           7,947           8,680            9,443
     3             17,434           100,000         100,000         100,000          11,601          13,065           14,647
     4             23,836           100,000         100,000         100,000          14,877          17,331           20,091
     5             30,559           100,000         100,000         100,000          18,571          22,292           26,643
     6             37,617           100,000         100,000         100,000          22,211          27,487           33,905
     7             45,028           100,000         100,000         100,000          25,796          32,927           41,957
     8             47,280           100,000         100,000         100,000          24,745          33,773           45,765
     9             49,644           100,000         100,000         100,000          23,656          34,627           49,975
    10             52,126           100,000         100,000         100,000          22,523          35,483           54,633
    11             54,732           100,000         100,000         100,000          21,541          36,548           60,011
    12             57,469           100,000         100,000         100,000          20,498          37,621           65,980
    13             60,342           100,000         100,000         103,112          19,389          38,700           72,614
    14             63,359           100,000         100,000         110,339          18,207          39,783           79,955
    15             66,527           100,000         100,000         117,996          16,939          40,864           88,057
    16             69,853           100,000         100,000         126,103          15,572          41,940           97,002
    17             73,346           100,000         100,000         136,777          14,091          43,003          106,857
    18             77,013           100,000         100,000         148,318          12,477          44,046          117,712
    19             80,864           100,000         100,000         160,792          10,705          45,058          129,671
    20             84,907           100,000         100,000         174,271           8,747          46,028          142,845
    25            108,366                **         100,000         268,461              **          49,882          231,432
    30            138,305                **         100,000         401,761              **          50,176          375,477
    35            176,516                **         100,000         643,194              **          40,435          612,565

 -------------------------
 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING CURRENT CHARGES


                                                 Death Benefit                                  Surrender Value
                                 ---------------------------------------------   ---------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of    Assuming hypothetical gross annual return of
  End of       accumulated at    ---------------------------------------------   ---------------------------------------------
Policy Year  5% annual interest        0%              6%             12%              0%              6%              12%
-----------  ------------------  --------------  --------------  --------------  --------------  --------------  -------------
     1              5,530           103,923         104,177         104,430           4,397           4,651            4,904
     2             11,337           107,779         108,531         109,314           8,253           9,005            9,788
     3             17,434           111,562         113,068         114,695          12,036          13,542           15,169
     4             23,836           115,436         117,964         120,805          15,436          17,964           20,805
     5             30,559           119,256         123,087         127,566          19,256          23,087           27,566
     6             37,617           123,034         128,465         135,069          23,034          28,465           35,069
     7             45,028           126,822         134,161         143,447          26,822          34,161           43,447
     8             47,280           126,013         135,310         147,641          26,013          35,310           47,641
     9             49,644           125,213         136,520         152,303          25,213          36,520           52,303
    10             52,126           124,420         137,795         157,485          24,420          37,795           57,485
    11             54,732           123,826         139,334         163,447          23,826          39,334           63,447
    12             57,469           123,220         140,935         170,054          23,220          40,935           70,054
    13             60,342           122,596         142,596         177,373          22,596          42,596           77,373
    14             63,359           121,959         144,324         185,484          21,959          44,324           85,484
    15             66,527           121,308         146,121         194,478          21,308          46,121           94,478
    16             69,853           120,648         147,997         204,456          20,648          47,997          104,456
    17             73,346           119,972         149,947         215,519          19,972          49,947          115,519
    18             77,013           119,245         151,940         227,753          19,245          51,940          127,753
    19             80,864           118,484         153,996         241,305          18,484          53,996          141,305
    20             84,907           117,678         156,104         256,308          17,678          56,104          156,308
    25            108,366           112,615         167,130         358,939          12,615          67,130          258,939
    30            138,305           105,582         178,833         529,934           5,582          78,833          429,934
    35            176,516                **         189,226         814,214              **          89,226          714,214

 ________________________

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION B DEATH BENEFIT
      GUIDELINE PREMIUM AND CASH VALUE CORRIDOR TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING MAXIMUM CHARGES

                                                 Death Benefit                                  Surrender Value
                                 ---------------------------------------------   ---------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of    Assuming hypothetical gross annual return of
  End of       accumulated at    ---------------------------------------------   ---------------------------------------------
Policy Year  5% annual interest        0%              6%             12%              0%              6%              12%
-----------  ------------------  --------------  --------------  --------------  --------------  --------------  -------------
     1              5,530           103,750         103,998         104,246           4,224           4,472            4,720
     2             11,337           107,431         108,160         108,918           7,905           8,634            9,392
     3             17,434           111,041         112,492         114,061          11,515          12,966           14,535
     4             23,836           114,728         117,154         119,881          14,728          17,154           19,881
     5             30,559           118,338         122,003         126,288          18,338          22,003           26,288
     6             37,617           121,870         127,047         133,343          21,870          27,047           33,343
     7             45,028           125,318         132,288         141,108          25,318          32,288           41,108
     8             47,280           124,125         132,903         144,554          24,125          32,903           44,554
     9             49,644           122,889         133,490         148,310          22,889          33,490           48,310
    10             52,126           121,601         134,036         152,399          21,601          34,036           52,399
    11             54,732           120,458         134,743         157,064          20,458          34,743           57,064
    12             57,469           119,247         135,401         162,144          19,247          35,401           62,144
    13             60,342           117,964         136,001         167,677          17,964          36,001           67,677
    14             63,359           116,603         136,534         173,705          16,603          36,534           73,705
    15             66,527           115,152         136,984         180,267          15,152          36,984           80,267
    16             69,853           113,600         137,335         187,408          13,600          37,335           87,408
    17             73,346           111,936         137,568         195,176          11,936          37,568           95,176
    18             77,013           110,142         137,659         203,620          10,142          37,659          103,620
    19             80,864           108,199         137,579         212,788           8,199          37,579          112,788
    20             84,907           106,086         137,297         222,734           6,086          37,297          122,734
    25            108,366                **         131,762         286,601              **          31,762          186,601
    30            138,305                **         114,849         381,533              **          14,849          281,533
    35            176,516                **              **         520,093              **              **          420,093

 _____________________

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING CURRENT CHARGES

                                                 Death Benefit                                  Surrender Value
                                 ---------------------------------------------   ---------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of   Assuming hypothetical gross annual return of
  End of       accumulated at    ---------------------------------------------   ---------------------------------------------
Policy Year  5% annual interest        0%              6%             12%             0%              6%              12%
-----------  ------------------  --------------  --------------  --------------  -------------  --------------  ----------------
     1              5,530           100,000         100,000         100,000          4,407           4,662            4,916
     2             11,337           100,000         100,000         100,000          8,285           9,041            9,827
     3             17,434           100,000         100,000         100,000         12,106          13,622           15,261
     4             23,836           100,000         100,000         100,000         15,561          18,112           20,980
     5             30,559           100,000         100,000         100,000         19,452          23,331           27,866
     6             37,617           100,000         100,000         100,000         23,320          28,833           35,538
     7             45,028           100,000         100,000         111,908         27,199          34,667           44,096
     8             47,280           100,000         100,000         119,257         26,479          35,966           48,480
     9             49,644           100,000         100,000         127,228         25,763          37,338           53,343
    10             52,126           100,000         100,000         135,880         25,052          38,787           58,736
    11             54,732           100,000         100,000         145,739         24,539          40,519           64,923
    12             57,469           100,000         100,000         156,395         24,015          42,337           71,770
    13             60,342           100,000         100,000         167,909         23,478          44,243           79,345
    14             63,359           100,000         100,000         180,368         22,928          46,245           87,728
    15             66,527           100,000         100,000         193,848         22,365          48,349           97,006
    16             69,853           100,000         100,000         208,463         21,794          50,563          107,284
    17             73,346           100,000         100,000         224,303         21,207          52,891          118,660
    18             77,013           100,000         101,782         241,414         20,578          55,322          131,218
    19             80,864           100,000         103,677         259,964         19,920          57,868          145,101
    20             84,907           100,000         105,661         280,078         19,222          60,526          160,439
    25            108,366           100,000         116,954         409,267         14,797          75,567          264,436
    30            138,305           100,000         131,292         606,364          8,404          94,163          434,888
    35            176,516                **         149,697         912,174             **         116,814          711,801

 ______________________

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION A DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING MAXIMUM CHARGES

                                                 Death Benefit                                  Surrender Value
                                 ---------------------------------------------   -----------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of    Assuming hypothetical gross annual return of
  End of       accumulated at    ---------------------------------------------   -----------------------------------------------
Policy Year  5% annual interest       0%              6%              12%             0%              6%               12%
-----------  ------------------  -----------      ----------      ------------   -----------     -----------      --------------
     1              5,530           100,000         100,000         100,000           4,238           4,487            4,735
     2             11,337           100,000         100,000         100,000           7,947           8,680            9,443
     3             17,434           100,000         100,000         100,000          11,601          13,065           14,647
     4             23,836           100,000         100,000         100,000          14,877          17,331           20,091
     5             30,559           100,000         100,000         100,000          18,571          22,292           26,643
     6             37,617           100,000         100,000         100,000          22,211          27,487           33,905
     7             45,028           100,000         100,000         106,447          25,796          32,927           41,945
     8             47,280           100,000         100,000         112,430          24,745          33,773           45,705
     9             49,644           100,000         100,000         118,816          23,656          34,627           49,816
    10             52,126           100,000         100,000         125,628          22,523          35,483           54,305
    11             54,732           100,000         100,000         133,381          21,541          36,548           59,418
    12             57,469           100,000         100,000         141,630          20,498          37,621           64,995
    13             60,342           100,000         100,000         150,414          19,389          38,700           71,077
    14             63,359           100,000         100,000         159,769          18,207          39,783           77,708
    15             66,527           100,000         100,000         169,718          16,939          40,864           84,931
    16             69,853           100,000         100,000         180,306          15,572          41,940           92,793
    17             73,346           100,000         100,000         191,569          14,091          43,003          101,343
    18             77,013           100,000         100,000         203,540          12,477          44,046          110,632
    19             80,864           100,000         100,000         216,263          10,705          45,058          120,710
    20             84,907           100,000         100,000         229,788           8,747          46,028          131,631
    25            108,366                **         100,000         311,467              **          49,882          201,245
    30            138,305                **         100,000         422,143              **          50,176          302,763
    35            176,516                **         100,000         572,371              **          40,435          446,641

____________________________

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING CURRENT CHARGES

                                                 Death Benefit                                  Surrender Value
                                 ---------------------------------------------   -----------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of    Assuming hypothetical gross annual return of
  End of       accumulated at    ---------------------------------------------   -----------------------------------------------
Policy Year  5% annual interest        0%              6%             12%              0%              6%              12%
-----------  ------------------  ------------    -------------   -------------   --------------  -------------   ---------------
     1              5,530           103,923         104,177         104,430           4,397           4,651            4,904
     2             11,337           107,779         108,531         109,314           8,253           9,005            9,788
     3             17,434           111,562         113,068         114,695          12,036          13,542           15,169
     4             23,836           115,436         117,964         120,805          15,436          17,964           20,805
     5             30,559           119,256         123,087         127,566          19,256          23,087           27,566
     6             37,617           123,034         128,465         135,069          23,034          28,465           35,069
     7             45,028           126,822         134,161         143,447          26,822          34,161           43,447
     8             47,280           126,013         135,310         147,641          26,013          35,310           47,641
     9             49,644           125,213         136,520         152,303          25,213          36,520           52,303
    10             52,126           124,420         137,795         157,485          24,420          37,795           57,485
    11             54,732           123,826         139,334         163,447          23,826          39,334           63,447
    12             57,469           123,220         140,935         170,054          23,220          40,935           70,054
    13             60,342           122,596         142,596         177,373          22,596          42,596           77,373
    14             63,359           121,959         144,324         185,484          21,959          44,324           85,484
    15             66,527           121,308         146,121         194,478          21,308          46,121           94,478
    16             69,853           120,648         147,997         204,456          20,648          47,997          104,456
    17             73,346           119,972         149,947         218,363          19,972          49,947          115,517
    18             77,013           119,245         151,940         235,012          19,245          51,940          127,738
    19             80,864           118,484         153,996         253,067          18,484          53,996          141,252
    20             84,907           117,678         156,104         272,646          17,678          56,104          156,181
    25            108,366           112,615         167,130         398,392          12,615          67,130          257,409
    30            138,305           105,582         178,833         590,238           5,582          78,833          423,322
    35            176,516                **         189,226         887,903              **          89,226          692,862

_____________________________

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION B DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING MAXIMUM CHARGES

                                                 Death Benefit                                  Surrender Value
                                 ---------------------------------------------   -----------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of    Assuming hypothetical gross annual return of
  End of       accumulated at    ---------------------------------------------   -----------------------------------------------
Policy Year  5% annual interest        0%              6%             12%              0%              6%              12%
-----------  ------------------  -------------   -------------   -------------   -------------   -------------    --------------
     1              5,530           103,750         103,998         104,246           4,224           4,472            4,720
     2             11,337           107,431         108,160         108,918           7,905           8,634            9,392
     3             17,434           111,041         112,492         114,061          11,515          12,966           14,535
     4             23,836           114,728         117,154         119,881          14,728          17,154           19,881
     5             30,559           118,338         122,003         126,288          18,338          22,003           26,288
     6             37,617           121,870         127,047         133,343          21,870          27,047           33,343
     7             45,028           125,318         132,288         141,108          25,318          32,288           41,108
     8             47,280           124,125         132,903         144,554          24,125          32,903           44,554
     9             49,644           122,889         133,490         148,310          22,889          33,490           48,310
    10             52,126           121,601         134,036         152,399          21,601          34,036           52,399
    11             54,732           120,458         134,743         157,064          20,458          34,743           57,064
    12             57,469           119,247         135,401         162,144          19,247          35,401           62,144
    13             60,342           117,964         136,001         167,677          17,964          36,001           67,677
    14             63,359           116,603         136,534         173,705          16,603          36,534           73,705
    15             66,527           115,152         136,984         180,267          15,152          36,984           80,267
    16             69,853           113,600         137,335         187,408          13,600          37,335           87,408
    17             73,346           111,936         137,568         195,176          11,936          37,568           95,176
    18             77,013           110,142         137,659         203,620          10,142          37,659          103,620
    19             80,864           108,199         137,579         212,788           8,199          37,579          112,788
    20             84,907           106,086         137,297         222,734           6,086          37,297          122,734
    25            108,366                **         131,762         288,791              **          31,762          186,594
    30            138,305                **         114,849         391,212              **          14,849          280,580
    35            176,516                **              **         530,363              **              **          413,861


____________________________

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION M DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING CURRENT CHARGES

                                                 Death Benefit                                  Surrender Value
                                 ---------------------------------------------   -----------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of    Assuming hypothetical gross annual return of
  End of       accumulated at    ---------------------------------------------   -----------------------------------------------
Policy Year  5% annual interest        0%              6%             12%              0%              6%              12%
-----------  ------------------  -------------   -------------   -------------   -------------   -------------   ---------------
     1              5,530           100,000         100,000         100,000           4,397           4,651            4,904
     2             11,337           100,000         100,000         100,000           8,253           9,005            9,788
     3             17,434           100,000         100,000         100,000          12,036          13,542           15,169
     4             23,836           100,550         116,192         133,685          15,427          17,914           20,706
     5             30,559           134,799         160,159         189,635          19,111          22,817           27,141
     6             37,617           151,572         185,222         225,865          22,689          27,861           34,131
     7             45,028           166,111         208,819         262,426          26,249          33,158           41,862
     8             47,280           151,450         202,309         269,123          25,256          33,902           45,306
     9             49,644           138,245         196,340         276,543          24,321          34,709           49,112
    10             52,126           126,334         190,873         284,723          23,436          35,581           53,320
    11             54,732           116,526         186,799         294,583          22,784          36,702           58,145
    12             57,469           107,540         182,936         305,003          22,151          37,864           63,419
    13             60,342           100,000         179,239         315,951          21,531          39,060           69,169
    14             63,359           100,000         175,717         327,487          20,902          40,298           75,449
    15             66,527           100,000         172,364         339,649          20,259          41,580           82,312
    16             69,853           100,000         169,226         352,583          19,608          42,919           89,832
    17             73,346           100,000         166,247         366,236          18,939          44,303           98,046
    18             77,013           100,000         163,222         380,196          18,220          45,679          106,889
    19             80,864           100,000         160,292         394,790          17,468          47,077          116,482
    20             84,907           100,000         157,404         409,923          16,670          48,481          126,839
    25            108,366           100,000         142,665         491,145          11,646          55,106          190,584
    30            138,305           100,000         128,255         583,754           4,651          60,996          278,899
    35            176,516                **         111,820         673,044              **          64,133          387,792

 __________________________

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE
      $100,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 45, FULLY UNDERWRITTEN NONSMOKER UNDERWRITING CLASS OPTION M DEATH BENEFIT
      CASH VALUE ACCUMULATION TEST
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $5,267 FOR SEVEN YEARS*
      USING MAXIMUM CHARGES

                                                 Death Benefit                                  Surrender Value
                                 ---------------------------------------------   -----------------------------------------------
              Planned Premiums    Assuming hypothetical gross annual return of    Assuming hypothetical gross annual return of
  End of       accumulated at    ---------------------------------------------   -----------------------------------------------
Policy Year  5% annual interest        0%              6%             12%              0%              6%              12%
-----------  ------------------  -------------   -------------   -------------   -------------   -------------   ---------------
     1              5,530           100,000         100,000         100,000           4,224           4,472            4,720
     2             11,337           100,000         100,000         100,000           7,905           8,634            9,392
     3             17,434           100,000         100,000         100,000          11,515          12,966           14,535
     4             23,836           100,000         111,014         127,761          14,727          17,111           19,782
     5             30,559           128,389         152,517         180,525          18,197          21,722           25,829
     6             37,617           143,698         175,448         213,744          21,504          26,383           32,290
     7             45,028           155,986         195,775         245,638          24,642          31,078           39,173
     8             47,280           139,147         185,739         246,853          23,198          31,116           41,545
     9             49,644           123,888         176,033         247,929          21,788          31,110           44,018
    10             52,126           110,056         166,621         248,802          20,411          31,051           46,579
    11             54,732           100,000         158,547         250,522          19,263          31,142           49,434
    12             57,469           100,000         150,651         251,935          18,066          31,173           52,370
    13             60,342           100,000         142,958         253,054          16,796          31,145           55,383
    14             63,359           100,000         135,460         253,842          15,448          31,057           58,465
    15             66,527           100,000         128,136         254,231          14,011          30,902           61,593
    16             69,853           100,000         120,986         254,190          12,472          30,675           64,744
    17             73,346           100,000         114,006         253,673          10,821          30,372           67,891
    18             77,013           100,000         107,175         252,597           9,040          29,985           70,995
    19             80,864           100,000         100,490         250,903           7,109          29,505           74,007
    20             84,907           100,000         100,000         248,523           5,008          28,835           76,876
    25            108,366                **         100,000         226,049              **          21,066           87,691
    30            138,305                **         100,000         183,950              **           1,331           87,860
    35            176,516                **              **         125,654              **              **           72,378

___________________________

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each of the first seven Policy Years. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.


CONTENTS OF THIS SECTION                                                      PAGES TO SEE
------------------------                                                      ------------
Description of JHVLICO....................................................          34

How we support the policy and investment options..........................          34

Procedures for issuance of a policy.......................................          35

Basic Sum Insured vs. Additional Sum Insured..............................          36

Commencement of investment performance....................................          37

How we process certain policy transactions................................          37

Effects of policy loans...................................................          38

Additional information about how certain policy charges work..............          39

How we market the policies................................................          40

Tax considerations........................................................          41

Reports that you will receive.............................................          43

Voting privileges that you will have......................................          43

Changes that JHVLICO can make as to your policy...........................          44

Adjustments we make to death benefits.....................................          44

When we pay policy proceeds...............................................          45

Other details about exercising rights and paying benefits.................          45

Legal matters.............................................................          46

Registration statement filed with the SEC.................................          46

Accounting and actuarial experts..........................................          46

Financial statements of JHVLICO and the Account...........................          46

List of Directors and Executive Officers of JHVLICO.......................          47

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2001, John Hancock's assets were approximately $81 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000 and a minimum Basic Sum Insured at issue of $50,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 36).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 41).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made;
   or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 . Total Sum Insured decreases

 . Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A

 . Any other change of death benefit option, when and if permitted by our administrative rules (see "Change of death benefit option" on page 18)

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds 90% of the account value, the policy will terminate

31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 41).

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 40.) Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $9,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $4,500. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 41.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 17% of the Target Premium paid in the first policy year, 14 % of the Target Premium paid in each of the second through tenth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 2%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations " do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of the Series Funds which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Funds' shareholders in accordance with instructions received from owners of such policies. Shares of the Series Funds held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of JHVLICO at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the Account at December 31, 2001 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors and Executive Officers     Principal Occupations
--------------------------------     ---------------------
David F. D'Alessandro .............  Chairman of the Board of JHVLICO; Chairman,
                                     President and Chief Executive Officer, John
                                     Hancock Life Insurance Company.
Michele G. Van Leer ...............  Vice Chairman of the Board and President of
                                     JHVLICO; Senior Vice President, John Hancock
                                     Life Insurance Company.
Ronald J. Bocage ..................  Director, Vice President and Counsel of JHVLICO;
                                     Vice President and Counsel, John Hancock Life
                                     Insurance Company.
Todd G. Engelsen ..................  Director and Vice President of JHVLICO; Vice
                                     President, John Hancock Life Insurance Company
Bruce M. Jones ....................  Director and Vice President of JHVLICO; Senior
                                     Vice President, John Hancock Life Insurance
                                     Company.
Barbara L. Luddy ..................  Director, Vice President and Actuary of JHVLICO;
                                     Senior Vice President, John Hancock Life
                                     Insurance Company.
Daniel L. Ouellette ...............  Director and Vice President of JHVLICO; Senior
                                     Vice President, John Hancock Life Insurance
                                     Company.
Robert R. Reitano .................  Director, Vice President and Chief Investment
                                     officer of JHVLICO; Senior Vice President and
                                     Chief Investment Strategist, John Hancock Life
                                     Insurance Company.
Paul Strong .......................  Director and Vice President of JHVLICO; Vice
                                     President, John Hancock Life Insurance Company.
Roger G. Nastou ...................  Vice President, Investments, of JHVLICO; Vice
                                     President, John Hancock Life Insurance Company
Julie H. Indge ....................  Treasurer of JHVLICO; Assistant Treasurer, John
                                     Hancock Life Insurance Company
Earl W. Baucom ....................  Controller of JHVLICO; Senior Vice President and
                                     Controller, John Hancock Life Insurance Company.
Peter Scavongelli .................  Secretary of JHVLICO; State Compliance Officer,
                                     John Hancock Life Insurance Company

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

  We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedules. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

  As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 21, 2002

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS


                                                           DECEMBER 31
                                                        2001          2000
                                                     ----------    ----------
                                                          (IN MILLIONS)
ASSETS
Investments--Notes 3 and 4
Fixed maturities:
 Held-to-maturity--at amortized cost
  (fair value: 2001--$82.1; 2000--$686.8)..........  $      83.7    $   715.4
 Available-for-sale--at fair value
  (cost: 2001--$2,391.9; 2000--$1,018.8)...........      2,412.5      1,011.8
Equity securities:
 Available-for-sale--at fair value
  (cost: 2001--$12.1; 2000--$7.1)..................         13.1          8.1
Mortgage loans on real estate......................        580.9        554.8
Real estate........................................         20.6         23.9
Policy loans.......................................        352.0        334.2
Short-term investments.............................           --         21.7
Other invested assets..............................         39.6         34.8
                                                     -----------    ---------
  Total Investments................................      3,502.4      2,704.7


Cash and cash equivalent...........................        115.4        277.3
Accrued investment income..........................         60.8         52.1
Premiums and accounts receivable...................         12.5          7.0
Deferred policy acquisition costs..................      1,060.8        994.1
Reinsurance recoverable--Note 6....................        110.4         48.4
Other assets.......................................        121.8         28.2
Separate accounts assets...........................      6,729.1      8,082.9
                                                     -----------    ---------
  Total Assets.....................................  $  11,713.2    $12,194.7
                                                     ===========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                             DECEMBER 31
                                                          2001          2000
                                                      -----------   -----------
                                                            (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits..............................  $   3,335.4     $ 2,754.2
Policyholders' funds................................          3.0          14.2
Unearned revenue....................................        221.0         212.0
Unpaid claims and claim expense reserves............         25.0          11.1
Dividends payable to policyholders..................          0.3           0.1
Income taxes--Note 5................................        191.1          64.2
Other liabilities...................................        242.7         250.4
Separate accounts liabilities.......................      6,729.1       8,082.9
                                                      -----------     ---------
  Total Liabilities.................................     10,747.6      11,389.1
Shareholder's Equity--Note 8
Common stock, $50 par value; 50,000 shares
 authorized; 50,000 shares issued and outstanding...          2.5           2.5
Additional paid in capital..........................        572.4         572.4
Retained earnings...................................        377.8         232.9
Accumulated other comprehensive loss................         12.9          (2.2)
                                                      -----------     ---------
  Total Shareholder's Equity........................        965.6         805.6
                                                      -----------     ---------
  Total Liabilities and Shareholder's Equity........  $  11,713.2     $12,194.7
                                                      ===========     =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME


                                                                                 YEAR ENDED DECEMBER 31
                                                                                 2001     2000      1999
                                                                                -------  -------  ---------
                                                                                     (IN MILLIONS)
REVENUES
Premiums ..................................................................     $ 60.1   $ 28.6    $  8.9
Universal life and investment-type product charges ........................      365.4    337.1     341.5
Net investment income--Note 3 .............................................      227.0    213.4     174.6
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs of $(1.5), $(3.8)
 and $(0.5), respectively--Notes 1, 3, and 9 ..............................       (9.0)   (10.6)     (4.8)
Other revenue .............................................................       24.0      0.2       0.2
                                                                                ------   ------    ------
Total revenues ............................................................      667.5    568.7     520.4
BENEFITS AND EXPENSES
Benefits to policyholders .................................................      294.1    248.6     260.5
Other operating costs and expenses ........................................       76.2    116.8     117.5
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment and other
 gains (losses) of $(1.5), $(3.8) and $(0.5), respectively
 --Notes 1, 3 and 9 .......................................................       67.1     34.0      13.1
Dividends to policyholders ................................................       21.4     26.1      25.7
                                                                                ------   ------    ------
Total benefits and expenses ...............................................      458.8    425.5     416.8
                                                                                ------   ------    ------
Income before income taxes and cumulative effect of
 accounting change ........................................................      208.7    143.2     103.6
Income taxes--Note 5 ......................................................       62.2     43.8      35.2
                                                                                ------   ------    ------
Income before cumulative effect of accounting change ......................      146.5     99.4      68.4
Cumulative effect of accounting change, net of tax ........................       (1.6)      --        --
                                                                                ------   ------    ------
Net income ................................................................     $144.9   $ 99.4    $ 68.4
                                                                                ======   ======    ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME


                                                                               ACCUMULATED
                                                      ADDITIONAL                  OTHER           TOTAL       OUTSTANDING
                                             COMMON    PAID IN     RETAINED   COMPREHENSIVE   SHAREHOLDER'S   SHARES (IN
                                             STOCK     CAPITAL     EARNINGS      INCOME           EQUITY      THOUSANDS)
                                             ------   ----------   --------   -------------   -------------   -----------
                                                                       (IN MILLIONS)
BALANCE AT JANUARY 1, 1999 ...............    $ 2.5    $ 377.5      $ 65.1       $ 12.3          $ 457.4          50.0
Comprehensive income:
Net income ...............................                            68.4                          68.4
Other comprehensive income, net of tax:
 Net unrealized losses ...................                                        (25.7)           (25.7)
                                                                                                 -------
Comprehensive income .....................                                                          42.7
Capital contribution .....................               194.9                                     194.9
                                              -----    -------      ------       ------          -------          ----
BALANCE AT DECEMBER 31, 1998..............    $ 2.5    $ 572.4      $133.5       $(13.4)         $ 695.0          50.0
                                              =====    =======      ======       ======          =======          ====

Comprehensive income:
Net income................................                            99.4                          99.4
Other comprehensive income, net of tax:
 Net unrealized gains ....................                                         11.2             11.2
                                                                                                 -------
Comprehensive income .....................                                                         110.6
                                              -----    -------      ------       ------          -------          ----
BALANCE AT DECEMBER 31, 2000 .............    $ 2.5    $ 572.4      $232.9       $ (2.2)         $ 805.6          50.0
                                              =====    =======      ======       ======          =======          ====

Comprehensive income:
 Net income ..............................                           144.9                         144.9
Other comprehensive income, net of tax:
 Net unrealized gains ....................                                          7.9              7.9
                                                                                                 -------
Comprehensive income .....................                                                         152.8
Change in accounting principle ...........                                          7.2              7.2
                                              -----    -------      ------       ------          -------          ----
BALANCE AT DECEMBER 31, 2001. ............    $ 2.5    $ 572.4      $377.8       $ 12.9          $ 965.6          50.0
                                              =====    =======      ======       ======          =======          ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                YEAR ENDED DECEMBER 31
                                                                        2001            2000            1999
                                                                     ----------       --------        --------
                                                                                     (IN MILLIONS)
Cash flows from operating activities:
 Net income ...............................................          $    144.9       $   99.4        $   68.4
  Adjustments to reconcile net income to net cash
   provided (used) by operating activities:
    Amortization of discount - fixed maturities ...........                (0.4)          (1.9)            1.2
    Realized investment losses, net .......................                 9.0           10.6             4.8
    Change in deferred policy acquisition costs ...........               (74.1)        (141.5)         (126.5)
    Depreciation and amortization .........................                 0.3            1.9             0.6
    Increase in accrued investment income .................                (8.6)         (10.2)           (3.5)
    Decrease (increase) in premiums and accounts
     receivable ...........................................                (5.5)           0.3            (2.4)
    (Increase) decrease in other assets and other
     liabilities, net .....................................              (159.2)          70.7           (58.2)
    Increase (decrease) in policy liabilities and
     accruals, net ........................................               289.1         (401.1)         (377.6)
    Increase in income taxes ..............................               118.7           22.5            33.8
                                                                     ----------       --------        --------
    Net cash provided (used) by operating activities                      314.2         (349.3)         (459.4)
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale .....................               184.6          194.6           204.3
  Equity securities available-for-sale ....................                 6.0            1.0             0.6
  Real estate .............................................                 3.3            0.2            17.9
  Short-term investments and other invested assets ........                  --            1.3             1.5
 Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity .......................                 4.5           79.9            75.8
  Fixed maturities available-for-sale .....................               180.4           91.5            53.6
  Short-term investments and other invested assets ........                46.5           10.1              --
  Mortgage loans on real estate ...........................                66.4           85.6            35.8
 Purchases of:
  Fixed maturities held-to-maturity .......................                (5.1)        (127.2)          (98.8)
  Fixed maturities available-for-sale .....................            (1,112.3)        (424.7)         (250.9)
  Equity securities available-for-sale ....................                (6.1)          (0.6)           (4.0)
  Real estate .............................................                (0.6)          (0.4)           (2.2)
  Short-term investments and other invested assets ........               (39.6)         (38.8)          (14.6)
  Mortgage loans on real estate issued ....................               (85.0)        (100.5)          (90.3)
  Other, net ..............................................               (25.6)         (41.5)          (30.6)
                                                                     ----------       --------        --------
   Net cash used in investing activities ..................              (782.6)        (269.5)         (101.9)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                               YEAR ENDED DECEMBER 31
                                                                         2001           2000             1999
                                                                      ----------    -------------     ----------
                                                                                  (IN MILLIONS)
Cash flows from financing activities:
 Capital contribution from parent company ....................                --              --      $    194.9
 Universal life and investment-type contract deposits ........        $  1,220.7      $  1,067.2         1,026.3
 Universal life and investment-type contract maturities
  and withdrawals                                                         (914.2)         (430.7)         (380.7)
 Repayment of long term debt .................................                --              --           (61.9)
                                                                      ----------      ----------      ----------
 Net cash provided by financing activities ...................             306.5           636.5           778.6
                                                                      ----------      ----------      ----------
 Net (decrease) increase in cash and cash equivalents ........            (161.9)           17.7           217.3
Cash and cash equivalents at beginning of year ...............             277.3           259.6            42.3
                                                                      ----------      ----------      ----------
Cash and cash equivalents at end of year .....................        $    115.4      $    277.3      $    259.6
                                                                      ==========      ==========      ==========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

 Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

  The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

  Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling interest, but has significant influence, are recorded using the equity method of accounting and included in other invested assets.

  Certain prior year amounts have been reclassified to conform to the current year presentation.

 Reorganization and Initial Public Offering

  Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102.0 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Investments

  The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

  For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

  Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

  Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

  Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.

  Policy loans are carried at unpaid principal balances, which approximate fair value.

  Short-term investments are carried at amortized cost, which approximates fair value.

  Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

 Derivative Financial Instruments

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivatives instruments are carried on the consolidated balance sheets at fair value.

  In certain cases, the Company uses hedge accounting as allowed by Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, the change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged item are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. Hedge effectiveness is assessed quarterly by a variety of techniques including regression analysis and cumulative dollar offset. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item. If a hedge becomes ineffective, the hedge accounting described above ceases.

  In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the useful life of the derivative instrument. The fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

 Cash and Cash Equivalents

  Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Deferred Policy Acquisition Costs

  Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization of deferred policy acquisition costs was $68.6 million, $37.8 million and $13.6 million in 2001, 2000 and 1999, respectively.

  Amortization of deferred policy acquisition costs is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

  Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains and (losses), management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 Reinsurance

  The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

  Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

 Future Policy Benefits and Policyholders' Funds

  Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

  For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.5% to 8.0% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

  Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products.

  Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

  Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Participating Insurance

  Participating business represents approximately 7.6% and 16.3% of the Company's life insurance in-force at December 31, 2001 and 2000, respectively.

  The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Revenue Recognition

  Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

  Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

 Federal Income Taxes

  The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

 Foreign Currency Translation

 Gains or losses on foreign currency transactions are reflected in earnings.

 Cumulative Effect of Accounting Changes

  On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities". The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income including (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Recent Accounting Pronouncements

  In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

  In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.

  In June 2001, the FASB issued SFAS No.142, "Goodwill and Other Intangible Assets." SFAS No.142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 will be effective January 1, 2002. The Company has no goodwill, or other purchased intangibles subject to SFAS No. 142 and, therefore, the Company does not expect the impact of SFAS No. 142 to have any impact on its results of operations or financial position.

  In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

  In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

  In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Codification

  In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiary uses to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiary have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and, the Company remains in compliance with all regulatory and contractual obligations.

NOTE 2. RELATED PARTY TRANSACTIONS

  John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $159.9 million, $170.6 million and $199.3 million for the year ended December 31, 2001, 2000 and 1999, respectively. As of December 31, 2001 and 2000, respectively, the Company owed John Hancock $17.9 million and $56.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

  In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to its Parent to provide insurance coverage on key management employees of the Parent. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2001 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $11.8 million, $24.2 million, and $44.5 million of cash for tax, commission, and expense allowances. This agreement decreased the Company's net gain from operations by $1.7 million and $0.9 million in 2001 and 2000, respectively, and increased the Company's net gain from operations by $20.6 million in 1999.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $107.5 million and $102.2 million as of December 31, 2001 and 2000, respectively. This agreement had no impact on the Company's net gain from operations.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.4 million, $1.0 million and $0.8 million from the Company in 2001, 2000 and 1999, respectively. This agreement decreased the Company's net gain from operations by $0.8 million, $1.1 million and $0.5 million in 2001, 2000 and 1999, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  At December 31, 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2000, the Company had a $250.0 million line of credit with affiliate, John Hancock Capital Corp. At December 31, 2001 and 2000, the Company had no outstanding borrowings under these agreements.

  John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $10.4 million, $16.0 million and $17.5 million in 2001, 2000 and 1999, respectively. The pension plan prepaid expense allocated to the Company amounted to $64.3 million and $55.6 million in 2001 and 2000, respectively. Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions."

NOTE 3. INVESTMENTS

  The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                   YEAR ENDED DECEMBER 31,
                                               2001        2000         1999
                                              -------  -------------  ---------
                                                       (IN MILLIONS)
NET INVESTMENT INCOME
  Fixed maturities.........................   $160.1      $138.5       $127.1
  Equity securities........................      0.3         0.2           --
  Mortgage loans on real estate............     42.3        44.3         39.7
  Real estate..............................      2.3         4.1          3.6
  Policy loans.............................     21.1        17.1         13.7
  Short-term investments...................      6.3        19.4          4.5
  Other....................................      3.3         1.1         (2.0)
                                              ------      ------       ------
  Gross investment income..................    235.7       224.7        186.6
   Less investment expenses................      8.7        11.3         12.0
                                              ------      ------       ------
    Net investment income..................   $227.0      $213.4       $174.6
                                              ======      ======       ======
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES), NET OF RELATED AMORTIZATION OF
 DEFERRED POLICY ACQUISITION COSTS
  Fixed maturities.........................   $(25.1)     $(16.0)      $ (5.9)
  Equity securities........................      3.8         0.8           --
  Mortgage loans on real estate and real
   estate..................................     (1.2)       (2.3)         0.9
  Derivatives and other invested assets....     12.0         3.1         (0.3)
  Amortization adjustment for deferred
   policy acquisition costs................      1.5         3.8          0.5
                                              ------      ------       ------
  Net realized investment and other losses,
   net of related amortization of deferred
   policy acquisition costs................   $ (9.0)     $(10.6)      $ (4.8)
                                              ======      ======       ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Gross gains of $6.5 million, $1.5 million, and $0.5 million and gross losses of $3.3 million, $6.0 million, and $5.3 million in 2001, 2000 and 1999, respectively, were realized on the sale of available-for-sale securities.

  The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                                GROSS       GROSS
                                    AMORTIZED  UNREALIZED  UNREALIZED
                                      COST       GAINS       LOSSES     FAIR VALUE
                                    ---------  ----------  ----------  ------------
                                                    (IN MILLIONS)
DECEMBER 31, 2001
HELD-TO-MATURITY:
Corporate securities..............  $   65.0     $  --       $ 0.8       $   64.2
Mortgage-backed securities........      18.7       0.2         1.0           17.9
                                    --------     -----       -----       --------
 Total............................  $   83.7     $ 0.2       $ 1.8       $   82.1
                                    ========     =====       =====       ========
AVAILABLE-FOR-SALE:
Corporate securities..............  $1,867.5     $67.5       $44.2       $1,890.8
Mortgage-backed securities........     296.7       6.3         4.7          298.3
Obligations of states and ........
 political subdivisions...........       0.9        --          --            0.9
Debt securities issued by
 foreign governments..............       7.2       0.5          --            7.7
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies........     219.6       1.1         5.9          214.8
                                    --------     -----       -----       --------
Total fixed maturities............   2,391.9      75.4        54.8        2,412.5
Equity securities.................      12.1       1.5         0.5           13.1
                                    --------     -----       -----       --------
 Total............................  $2,404.0     $76.9       $55.3       $2,425.6
                                    ========     =====       =====       ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                                   GROSS       GROSS
                                                      AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                                        COST       GAINS       LOSSES      VALUE
                                                      ---------  ----------  ----------  ----------
                                                                     (IN MILLIONS)
DECEMBER 31, 2000
HELD-TO-MATURITY:
Corporate securities ..............................   $  684.2     $23.4       $51.0      $  656.6
Mortgage-backed securities ........................       29.3       0.2         1.2          28.3
Obligations of states and political subdivisions ..        1.9        --          --           1.9
                                                      --------     -----       -----      --------
Total .............................................   $  715.4     $23.6       $52.2      $  686.8
                                                      ========     =====       =====      ========
AVAILABLE-FOR-SALE:
Corporate securities ..............................   $  751.6     $20.6       $27.8      $  744.4
Mortgage-backed securities ........................      239.1       3.6         3.7         239.0
Obligations of states and political subdivisions ..        0.9        --          --           0.9
Debt securities issued by foreign governments .....       11.1       0.3         0.6          10.8
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies .............       16.1       0.7         0.1          16.7
                                                      --------     -----       -----      --------
Total fixed maturities ............................    1,018.8      25.2        32.2       1,011.8
Equity securities .................................        7.1       2.8         1.8           8.1
                                                      --------     -----       -----      --------
   Total ..........................................   $1,025.9     $28.0       $34.0      $1,019.9
                                                      ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3. INVESTMENTS (CONTINUED)

  The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below:

                                                          AMORTIZED     FAIR
                                                            COST       VALUE

                                                             (IN MILLIONS)
                                                          -------------------
HELD-TO-MATURITY:
Due in one year or less ..............................    $     --    $     --
Due after one year through five years ................         3.0         3.0
Due after five years through ten years ...............         8.6         8.6
Due after ten years ..................................        53.4        52.6
                                                          --------    --------
 .....................................................        65.0        64.2
Mortgage-backed securities ...........................        18.7        17.9
                                                          --------    --------
Total ................................................    $   83.7    $   82.1
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less ..............................    $   97.5    $   99.5
Due after one year through five years ................       772.0       794.2
Due after five years through ten years ...............       935.2       929.4
Due after ten years ..................................       290.5       291.1
                                                          --------    --------
 .....................................................     2,095.2     2,114.2
Mortgage-backed securities ...........................       296.7       298.3
                                                          --------    --------
Total ................................................    $2,391.9    $2,412.5
                                                          ========    ========

  Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

  The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $300.0 million and $1.4 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

  Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.


                                          BALANCE AT                          BALANCE AT
                                          BEGINNING                             END OF
                                           OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                          ----------  ---------  ----------  -----------
                                                          (IN MILLIONS)
Year ended December 31, 2001
 Mortgage loans on real estate ..........    $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of ..........     0.7        0.1          --          0.8
                                             ----       ----        ----         ----
 Total...................................    $5.7       $1.8        $1.2         $6.3
                                             ====       ====        ====         ====
Year ended December 31, 2000
 Mortgage loans on real estate ..........    $3.8       $1.2        $ --         $5.0
 Real estate to be disposed of ..........      --        0.7          --          0.7
                                             ----       ----        ----         ----
 Total...................................    $3.8       $1.9        $ --         $5.7
                                             ====       ====        ====         ====
Year ended December 31, 1999
 Mortgage loans on real estate ..........    $3.7       $0.4        $0.3         $3.8
 Real estate to be disposed of ..........     0.7         --         0.7           --
                                             ----       ----        ----         ----
 Total...................................    $4.4       $0.4        $1.0         $3.8
                                             ====       ====        ====         ====

At December 31, 2001 and 2000 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                DECEMBER 31
                                                               2001     2000
                                                               ------  --------
                                                               (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses.....................................................   $ 2.4    $ 4.2
Provision for losses........................................    (1.2)    (1.2)
                                                               -----    -----
Net impaired mortgage loans on real estate .................   $ 1.2    $ 3.0
                                                               =====    =====

  The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                     YEAR ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans......  $3.3     $2.1        $--
Interest income recognized on impaired loans.......   0.5      0.3         --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

  There were no restructured commercial mortgage loans at December 31, 2001. Such loans aggregated $3.4 million as of December 31, 2000. The expected gross interest income that would have been recorded in 2000 had the loans been current in accordance with the original loan agreements was $0.34 million, and the actual interest income recorded was $0.27 million.

  At December 31, 2001, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          CARRYING           GEOGRAPHIC            CARRYING
    PROPERTY TYPE          AMOUNT           CONCENTRATION           AMOUNT
----------------------  -------------  -----------------------  ---------------
                        (IN MILLIONS)                            (IN MILLIONS)
Apartments ............    $115.1      East North Central.......    $ 63.6
Hotels.................      24.8      East South Central.......      25.8
Industrial.............      72.1      Middle Atlantic..........      50.6
Office buildings.......     146.4      Mountain.................      35.5
Retail.................      35.5      New England..............      55.1
Mixed Use..............       5.0      Pacific..................     111.3
Agricultural...........     168.9      South Atlantic...........     152.9
Other .................      18.6      West North Central.......      20.6
                                       West South Central.......      67.7
                                       Canada/Other.............       3.3
Allowance for losses         (5.5)     Allowance for losses.....      (5.5)
                           ------                                   ------
Total .................    $580.9      Total....................    $580.9
                           ======                                   ======

  Bonds with amortized cost of $24.7 million were non-income producing for year ended December 31, 2001.

  Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000 and 1999. Accumulated depreciation was $2.8 million, and $2.5 million at December 31, 2001, and 2000, respectively.

NOTE 4.  DERIVATIVES AND HEDGING INSTRUMENTS

  The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

  The fair value of derivative instruments classified as assets at December 31, 2001 was $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2001 was $12.0 million and appears on the consolidated balance sheet in other liabilities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Fair Value Hedges

  The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

  The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

  Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

  At December 31, 2001, the Company recognized net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and a net gain of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2001, all of the Company's hedged firm commitments qualified as fair value hedges.

 Cash Flow Hedges

  The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

  In 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2001.

  No amounts were reclassified from other accumulated comprehensive income to earnings in 2001 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

  In 2001, none of the Company's cash flow hedges have been discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.

 Derivatives Not Designated as Hedging Instruments

  The Company enters into interest rate swap agreements, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

NOTE 5. INCOME TAXES

  The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

  The components of income taxes were as follows:


                                                      YEAR ENDED DECEMBER 31
                                                       2001    2000     1999
                                                      ------  ------  ---------
                                                           (IN MILLIONS)
Current taxes:
Federal............................................   $30.1   $15.2    $(1.5)
Foreign............................................      --     0.6      0.1
                                                      -----   -----    -----
                                                       30.1    15.8     (1.4)
Deferred taxes:
Federal............................................    32.1    28.0     36.6
                                                      -----   -----    -----
Total income taxes.................................   $62.2   $43.8    $35.2
                                                      =====   =====    =====

  A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                     YEAR ENDED DECEMBER 31
                                                     2001     2000      1999
                                                    -------  -------  ---------
                                                         (IN MILLIONS)
Tax at 35%                                          $73.0    $50.1     $36.3
Add (deduct):
 Equity base tax.................................    (9.0)    (5.6)       --
 Prior years taxes...............................     2.1       --      (0.3)
 Tax credits.....................................    (0.4)    (0.6)     (0.1)
 Foreign taxes...................................      --      0.6       0.1
 Tax exempt investment income....................    (5.6)    (0.7)     (0.7)
 Other ..........................................     2.1       --      (0.1)
                                                    -----    -----     -----
  Total income taxes ............................   $62.2    $43.8     $35.2
                                                    =====    =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The significant components of the Company's deferred tax assets and liabilities were as follows:


                                                                 DECEMBER 31
                                                                 2001     2000
                                                                ------  --------
                                                                (IN MILLIONS)
DEFERRED TAX ASSETS:
 Policy reserve adjustments .................................   $238.1   $110.0
 Other postretirement benefits...............................     20.1     23.3
 Book over tax basis of investments..........................     12.0      7.8
 Interest....................................................       --      7.5
 Unrealized holding losses ..................................       --      1.4
                                                                ------   ------
  Total deferred tax assets .................................    270.2    150.0
DEFERRED TAX LIABILITIES:
 Deferred policy acquisition costs ..........................    373.7    199.1
 Depreciation ...............................................      2.1      1.8
 Basis in partnerships.......................................      0.6      0.4
 Market discount on bonds ...................................      1.2      0.6
 Lease income ...............................................     47.0     35.4
 Unrealized gains ...........................................      6.8       --
 Other.......................................................       --      9.5
                                                                ------   ------
  Total deferred tax liabilities.............................    431.4    246.8
                                                                ------   ------
  Net deferred tax liabilities...............................   $161.2   $ 96.8
                                                                ======   ======

  The Company received an income tax refund of $32.4 million and made income tax payments of $62.9 million and $13.2 million in 2001, 2000 and 1999, respectively.

NOTE 6 - REINSURANCE

  The effect of reinsurance on premiums written and earned was as follows:

                                  2001             2000             1999
                               PREMIUMS         PREMIUMS         PREMIUMS
                           WRITTEN  EARNED   WRITTEN  EARNED  WRITTEN   EARNED
                           -------  -------  -------  ------  -------  --------
                                             (IN MILLIONS)
Life Insurance:
 Direct ................   $ 82.0   $ 82.0   $34.1    $34.1   $12.1     $12.1
 Ceded .................    (21.9)   (21.9)   (5.5)    (5.5)   (3.2)     (3.2)
                           ------   ------   -----    -----   -----     -----
  Net life insurance
   premiums.............   $ 60.1   $ 60.1   $28.6    $28.6   $ 8.9     $ 8.9
                           ======   ======   =====    =====   =====     =====

For the year ended December 31, 2001, 2000 and 1999, benefits to policyholders under life ceded reinsurance contracts were $3.8 million, $3.0 million and $ -- million, respectively.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

NOTE 7. COMMITMENTS AND CONTINGENCIES

     The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $25.3 million, $14.3 million and $16.2 million, respectively, at December 31, 2001. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $57.1 million at December 31, 2001. The majority of these commitments expire in 2002.

     In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2001. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

     During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $7.0 million and $66.3 million at December 31, 2001 and 2000, respectively. Costs incurred related to the settlement were $14.1 million and $66.0 million in 2001 and 1999, respectively. No such costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

     During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution (ADR) relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in the fourth quarter of 2001. The adjustment to the reserve in 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

     Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8.  SHAREHOLDER'S EQUITY

 (a) Common Stock
  The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

 (b) Accumulated Other Comprehensive Income (Loss)

  The components of accumulated other comprehensive loss are as follows:

                                                                                                    ACCUMULATED
                                                                                                       OTHER
                                                                                                   COMPREHENSIVE
                                                                                                  INCOME (LOSSES)
                                                                                                 -----------------
                                                                                                   (IN MILLIONS)
Balance at January 1, 1999  ....................................................                      $ 12.3
Gross unrealized gains (losses) (net of deferred income
 tax benefit of $18.0 million)  ................................................                       (34.2)
Reclassification adjustment for gains (losses), realized in net income
 (net of tax expense of $1.7 million) ..........................................                        (3.1)
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax expense of $6.2 million) ..................................................                        11.6
                                                                                                      ------
Net unrealized gains (losses) ..................................................                       (25.7)
                                                                                                      ------
Balance at December 31, 1999  ..................................................                      $(13.4)
                                                                                                      ======

Balance at January 1, 2000  ....................................................                      $(13.4)
Gross unrealized gains (losses) (net of deferred income
 tax expense of $9.7 million) ..................................................                        18.0
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $1.6 million)  ..............................                        (2.9)
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax benefit of $2.1 million) ..................................................                        (3.9)
                                                                                                      ------
Net unrealized gains (losses) ..................................................                        11.2
                                                                                                      ------
Balance at December 31, 2000  ..................................................                      $ (2.2)
                                                                                                      ======

Balance at January 1, 2001  ....................................................                      $ (2.2)
Gross unrealized gains (losses) (net of deferred income
 tax expense of $7.2 million) ..................................................                        11.8
Reclassification adjustment for gains (losses), realized in
 net income (net of tax benefit of $1.1 million)  ..............................                         2.1
Adjustment to deferred policy acquisition costs and
 present value of future profits (net of deferred income
 tax benefit of $3.2 million) ..................................................                        (6.0)
                                                                                                      ------
Net unrealized gains (losses) ..................................................                         7.9
Change in accounting principle  ................................................                         7.2
                                                                                                      ------
Balance at December 31, 2001  ..................................................                      $ 12.9
                                                                                                      ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                       2001           2000            1999
                                                      -------        -------        --------
                                                                  (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities .................................  $ 20.6          ($7.0)        ($28.7)
  Equity investments ...............................     1.0            1.0           (1.4)
  Derivatives and other  ...........................     5.2            0.3            1.3
                                                      ------          -----         ------
Total  .............................................    26.8           (5.7)         (28.8)
Amounts of unrealized investment (gains) losses
 attributable to:
  Deferred policy acquisition cost and present
   value of future profits .........................    (7.1)           2.1            8.1
  Deferred federal income taxes  ...................    (6.8)           1.4            7.3
                                                      ------          -----         ------
Total  .............................................   (13.9)           3.5           15.4
                                                      ------          -----         ------
Net unrealized investment gains  ...................  $ 12.9          ($2.2)        ($13.4)
                                                      ======          =====         ======

  (c) Statutory Results

     The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

     The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." The Company's pension plan prepaid expense recorded for statutory purposes amounted to $64.3 million, $55.6 million and $42.3 million at December 31, 2001, 2000 and 1999 respectively. Statutory net income is not impacted by this permitted practice.

     Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.

                                                        2001           2000            1999
                                                       ------         ------          ------
                                                                   (IN MILLIONS)
Statutory net income ...............................   $ 13.1         $ 26.6          $ 77.5
Statutory surplus  .................................    647.0          527.2           468.8

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 9.  SEGMENT INFORMATION

  The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

  PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

  ASSET GATHERING SEGMENT. Offers individual variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

  The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

  Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

  Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                                                   ASSET
                                                                    PROTECTION   GATHERING   CONSOLIDATED
                                                                    ----------   ---------   ------------
                                                                               (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2001
REVENUES:
 Segment revenues......................... ........................   $  614.3    $   62.2     $   676.5
 Net realized investment and other gains (losses)..................       (9.0)         --          (9.0)
                                                                      --------    --------     ---------
 Revenues..........................................................   $  605.3    $   62.2     $   667.5
                                                                      ========    ========     =========


 Net investment income.............................................   $  229.2    $   (2.2)    $   227.0
NET INCOME:
 Segment after-tax operating income................................   $  130.0    $   22.2     $   152.2
 Net realized investment and other gains (losses)..................       (5.6)         --          (5.6)
 Surplus tax.......................................................        9.1          --           9.1
 Class action lawsuit..............................................       (9.2)         --          (9.2)
 Cumulative effect of accounting change, net of tax................       (1.6)         --          (1.6)
                                                                      --------    --------     ---------
 Net income........................................................   $  122.7    $   22.2     $   144.9
                                                                      ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted for by the equity
  method...........................................................   $    2.7    $     --     $     2.7
 Amortization of deferred policy acquisition costs.................       46.6        20.5          67.1
 Income tax expense................................................       54.8         7.4          62.2
 Segment assets....................................................   $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
 Net realized investment and other gains (losses)..................   $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy acquisition costs related
  to net realized investment and other gains (losses).............         1.5          --           1.5
                                                                      --------    --------     ---------
 Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs - per
  consolidated financial statements................................       (9.0)         --          (9.0)
 Less income tax effect............................................        3.4          --           3.4
                                                                      --------    --------     ---------
 Net realized investment and other gains (losses), net-after-tax
  adjustment made to calculate segment operating income............   $   (5.6)         --     $    (5.6)
                                                                      ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                            ASSET
                                                           PROTECTION     GATHERING      CONSOLIDATED
                                                           ----------  ---------------  --------------
                                                                         (IN MILLIONS)

YEAR ENDED DECEMBER 31, 2000
REVENUES:
 Segment revenues........................................  $  530.8       $   48.5        $   579.3
 Net realized investment and other gains (losses), net...     (10.6)            --            (10.6)
                                                           --------       --------        ---------
       Revenues..........................................  $  520.2       $   48.5        $   568.7
                                                           ========       ========        =========

       Net investment income.............................  $  215.9       $   (2.5)       $   213.4
NET INCOME:
 Segment after-tax operating income......................      96.0            6.3            102.3
 Net realized investment and other gains (losses), net...      (6.8)            --             (6.8)
 Surplus tax.............................................       5.4            0.2              5.6
 Other demutualization related costs.....................      (0.5)          (0.1)            (0.6)
 Restructuring charges...................................      (1.1)            --             (1.1)
                                                           --------       --------        ---------
 Net income..............................................  $   93.0       $    6.4        $    99.4
                                                           ========       ========        =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted for
 by the equity method....................................  $    1.3       $     --        $     1.3
 Amortization of deferred policy acquisition costs.......      17.6           16.4             34.0
 Income tax expense......................................      40.7            3.1             43.8
 Segment assets..........................................  $9,326.9       $2,867.8        $12,194.7
NET REALIZED INVESTMENT AND OTHER
 GAINS (LOSSES) DATA:
 Net realized investment and other losses................  $  (14.4)            --        $   (14.4)
 Less amortization of deferred policy acquisition costs
  related to net realized investment and other gains
  (losses)...............................................       3.8             --              3.8
                                                           --------       --------        ---------
 Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs - per consolidated financial
  statements.............................................     (10.6)            --            (10.6)
 Less income tax effect..................................       3.8             --              3.8
                                                           --------       --------        ---------
 Net realized investment and other gains (losses),
  net-after-tax adjustment made to calculate
  segment operating income...............................  $   (6.8)            --        $    (6.8)
                                                           ========       ========        =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                    ASSET
                                                      PROTECTION  GATHERING   CONSOLIDATED
                                                      ----------  ---------   ------------
                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 1999
REVENUES:
 Segment revenues.................................... $  488.0    $   37.2     $   525.2
 Net realized investment and other gains (losses),
  net................................................     (4.8)         --          (4.8)
                                                      --------    --------     ---------
 Revenues............................................ $  483.2    $   37.2     $   520.4
                                                      ========    ========     =========


 Net investment income............................... $  178.1    $   (3.5)    $   174.6
NET INCOME:
 Segment after-tax operating income..................    108.0         6.8         114.8
 Net realized investment and othergains (losses),
  net................................................     (3.1)         --          (3.1)
 Class action lawsuit................................    (42.9)         --         (42.9)
 Other demutualization related costs.................     (0.3)       (0.1)         (0.4)
                                                      --------    --------     ---------
 Net income.......................................... $   61.7    $    6.7     $    68.4
                                                      ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees accounted for
  by the equity method............................... $   (0.1)   $     --     $    (0.1)
 Amortization of deferred policy acquisition costs...      4.6         8.5          13.1
 Income tax expense..................................     31.8         3.4          35.2
 Segment assets...................................... $9,104.6    $2,869.6     $11,974.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
 Net realized investment and other gains (losses).... $   (5.3)         --     $    (5.3)
 Less amortization of deferred policy acquisition
  costs related to net realized investment gains
  (losses) ..........................................      0.5          --           0.5
                                                      --------    --------     ---------
 Net realized investment and other
  gains (losses), net of related amortization of
  deferred policy acquisition costs - per
  consolidated financial statements..................     (4.8)         --          (4.8)
 Less income tax effect..............................      1.7          --           1.7
                                                      --------    --------     ---------
 Net realized investment and other gains (losses),
  net-after-tax adjustment made to calculate
  segment operating income........................... $   (3.1)         --     $    (3.1)
                                                      ========    ========     =========

The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

  The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the initial commitment.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                          DECEMBER 31         DECEMBER 31
                                              2001                2000
                                       CARRYING    FAIR    CARRYING     FAIR
                                        VALUE     VALUE     VALUE      VALUE
                                       --------  --------  --------  ----------
                                         (IN MILLIONS)       (IN MILLIONS)
ASSETS:
 Fixed maturities:
  Held-to-maturity.................... $   83.7  $   82.1  $  715.4   $  686.8
  Available-for-sale..................  2,412.5   2,412.5   1,011.8    1,011.8
 Equity securities:
  Available-for-sale..................     13.1      13.1       8.1        8.1
 Mortgage loans on real estate........    580.9     604.3     554.8      574.2
 Policy loans.........................    352.0     352.0     334.2      334.2
 Short-term investments...............       --        --      21.7       21.7
  Cash and cash equivalents...........    115.4     115.4     277.3      277.3
Derivatives:
 Futures contracts, net...............       --        --       0.1        0.1
 Interest rate swap agreements........      8.8       8.8        --         --
 Interest rate cap agreements.........      3.5       3.5       2.1        2.1
 Interest rate floor agreements.......      4.5       4.5       4.5        4.5
 Currency rate swap agreements........      0.4       0.4        --         --
 Equity collar agreements.............      0.8       0.8       0.4        0.4
LIABILITIES:
Fixed rate deferred and immediate
 annuities ...........................     53.1      50.3      63.8       60.4
Derivatives:
 Interest rate swap agreements........     13.2      13.2        --        1.2
 Currency rate swap agreements........      0.1       0.1       0.6        0.6
Commitments...........................       --      57.1        --       62.9

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                                    COLUMN B   COLUMN C       COLUMN D

                                                                                AMOUNT AT WHICH
                                                                                  SHOWN IN THE
                                                                                  CONSOLIDATED
                                                                                    BALANCE
         TYPE OF INVESTMENT                               COST/(2)/    VALUE          SHEET
                                                         ----------  --------   ---------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies
 and authorities                                          $  219.6   $  214.8       $  214.8
States, municipalities and political subdivisions              6.0        6.0            6.0
Foreign governments                                            7.2        7.6            7.6
Public utilities                                             189.3      192.9          192.9
Convertibles and bonds with warrants attached                 25.9       25.1           25.1
All other corporate bonds                                  1,897.9    1,920.5        1,920.5
Certificates of deposits                                        --         --             --
Redeemable preferred stock                                    46.0       45.6           45.6
                                                          --------   --------       --------
Total fixed maturity securities, available-for-sale        2,391.9    2,412.5        2,412.5
                                                          ========   ========       ========
Equity securities, available-for-sale:
Common stocks:
Public utilities                                                --         --             --
Banks, trust and insurance companies                            --         --             --
Industrial, miscellaneous and all other                        3.8        5.0            5.0
Non-redeemable preferred stock                                 8.3        8.1            8.1
                                                          --------   --------       --------
Total equity securities,
 available-for-sale                                           12.1       13.1           13.1
                                                          ========   ========       ========
Fixed maturity securities, held-to-maturity:
Bonds
United States government and government agencies and
 authorities                                                    --         --             --
States, municipalities and political subdivisions               --         --             --
Foreign governments                                             --         --             --
Public utilities                                                --         --             --
Convertibles and bonds with warrants attached                   --         --             --
All other corporate bonds                                      5.1        5.1            5.1
Certificates of deposits                                      78.6       77.0           78.6
Redeemable preferred stock                                      --         --             --
                                                          --------   --------       --------
Total fixed maturity securities, held-to-maturity             83.7       82.1           83.7
                                                          ========   ========       ========


  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     SCHEDULE I - SUMMARY OF INVESTMENTS --
             OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                            AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

              COLUMN A                                             COLUMN B   COLUMN C       COLUMN D

                                                                                         AMOUNT AT WHICH
                                                                                           SHOWN IN THE
                                                                                           CONSOLIDATED
                                                                                             BALANCE
         TYPE OF INVESTMENT                                       COST/(2)/    VALUE          SHEET
                                                                  ----------  --------  ------------------
Equity securities, trading:
Common stocks:
Public utilities                                                         --         --             --
Banks, trust and insurance companies                                     --         --             --
Industrial, miscellaneous and all other                                  --         --             --
Non-redeemable preferred stock                                           --         --             --
                                                                   --------   --------       --------
Total equity securities, trading                                         --         --             --
                                                                   --------   --------       --------
Mortgage loans on real estate, net /(1)/                           $  586.4       xxxx       $  580.9
Real estate, net:
Investment properties /(1)/                                            21.4       xxxx           20.6
Acquired in satisfaction of debt/(1)/                                    --       xxxx             --
Policy loans                                                          352.0       xxxx          352.0
Other long-term investments /(2)/                                      39.6       xxxx           39.6
Short-term investments                                                   --       xxxx             --
                                                                   --------   --------       --------
  Total investments                                                $3,487.1   $2,507.7       $3,502.4
                                                                   ========   ========       ========

(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

   The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                         DEFERRED      FUTURE POLICY                OTHER POLICY
                           POLICY     BENEFITS, LOSSES,              CLAIMS AND
                        ACQUISITION    CLAIMS AND LOSS   UNEARNED     BENEFITS     PREMIUM
       SEGMENT             COSTS          EXPENSES        PREMIUMS    PAYABLE      REVENUE
----------------------  -----------  ------------------  ---------  ------------  ---------
2001:
Protection               $  918.4         $3,275.5        $221.0       $25.0        $60.1
Asset Gathering             142.4             63.2            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $1,060.8         $3,338.7        $221.0       $25.0        $60.1
                         ========         ========        ======       =====        =====
2000:
Protection               $  819.3         $2,698.5        $212.0       $11.1        $28.6
Asset Gathering             174.8             70.0            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  994.1         $2,768.5        $212.0       $11.1        $28.6
                         ========         ========        ======       =====        =====
1999:
Protection               $  707.8         $2,515.7        $175.2       $15.7        $ 8.9
Asset Gathering             147.3             50.6            --          --           --
                         --------         --------        ------       -----        -----
 Total                   $  855.1         $2,566.3        $175.2       $15.7        $ 8.9
                         ========         ========        ======       =====        =====


  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

       AS OF DECEMBER 31, 2001, 2000 AND 1999 AND FOR THE YEAR THEN ENDED
                            (IN MILLIONS OF DOLLARS)

                                                       AMORTIZATION OF
                                                       DEFERRED POLICY
                                  BENEFITS, CLAIMS,  ACQUISITION COSTS,
                         NET         LOSSES, AND      EXCLUDING AMOUNTS
                      INVESTMENT     SETTLEMENT      RELATED TO REALIZED   OTHER OPERATING
      SEGMENT           INCOME        EXPENSES        INVESTMENT GAINS        EXPENSES
--------------------  ----------  -----------------  -------------------  -----------------
2001:
Protection             $229.2          $285.5               $46.6              $ 72.8
Asset Gathering          (2.2)            8.6                20.5                 3.4
                       ------          ------               -----              ------
 Total                 $227.0          $294.1               $67.1              $ 76.2
                       ======          ======               =====              ======
2000:
Protection             $215.9          $242.2               $17.6              $100.5
Asset Gathering          (2.5)            6.4                16.4                16.3
                       ------          ------               -----              ------
 Total                 $213.4          $248.6               $34.0              $116.8
                       ======          ======               =====              ======
1999:
Protection             $178.1          $192.3               $ 4.6              $100.6
Asset Gathering          (3.5)           68.2                 8.5                16.9
                       ------          ------               -----              ------
 Total                 $174.6          $260.5               $13.1              $117.5
                       ======          ======               =====              ======


  The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                            SCHEDULE IV - REINSURANCE
                             AS OF DECEMBER 31, 2001
                            (IN MILLIONS OF DOLLARS)

                                                          ASSUMED               PERCENTAGE
                                              CEDED TO     FROM                 OF AMOUNT
                                    GROSS       OTHER      OTHER       NET      ASSUMED TO
                                    AMOUNT    COMPANIES  COMPANIES   AMOUNT        NET
                                  ----------  ---------  ---------  ---------  ------------
2001
Life insurance in force           $119,332.2  $56,571.3    $35.1    $62,796.0      0.1%
                                  ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                    $     82.0  $    21.9    $  --    $    60.1       --
Accident and health insurance             --         --       --           --       --
P&C                                       --         --       --           --       --
                                  ----------  ---------    -----    ---------      ---
  Total                           $     82.0  $    21.9    $  --    $    60.1      0.0%
                                  ==========  =========    =====    =========      ===
2000
Life insurance in force           $ 98,737.2  $39,495.8    $37.1    $59,278.5      0.1%
                                  ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                    $     34.1  $     5.5    $  --    $    28.6       --
Accident and health insurance             --         --       --           --       --
P&C                                       --         --       --           --       --
                                  ----------  ---------    -----    ---------      ---
  Total                           $     34.1  $     5.5    $  --    $    28.6      0.0%
                                  ==========  =========    =====    =========      ===
1999
Life insurance in force           $ 75,674.7  $19,217.5    $38.5    $56,495.7      0.0%
                                  ----------  ---------    -----    ---------      ---
Premiums:
Life insurance                    $     12.1  $     3.2    $  --    $     8.9       --
Accident and health insurance             --         --       --           --       --
P&C                                       --         --       --           --       --
                                  ----------  ---------    -----    ---------      ---
  Total                           $     12.1  $     3.2    $  --    $     8.9      0.0%
                                  ==========  =========    =====    =========      ===

NOTE: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

     The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                         REPORT OF INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S
 of John Hancock Variable Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (comprising of, respectively, Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, Aim V.I. Value, Fidelity VIP Growth, Fidelity VIP II Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A. Financial Industries, V.A. Relative Value, V.A. Strategic Income, Health Sciences, International Equity, Large Cap Value CORE, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), Aim V.I. Growth, MFS Investors Growth and MFS Research Series Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 2001, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2001

                                                                   LARGE CAP                   INTERNATIONAL
                                                                     GROWTH     ACTIVE BOND    EQUITY INDEX
                                                                   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                                                   ----------   -----------    -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value..............     $111,704,800  $66,269,409    $28,861,551
Receivable from portfolio/JHVLICO............................          159,225       82,601         98,141
                                                                  ------------  -----------    -----------
Total assets.................................................      111,864,025   66,352,010     28,959,692


LIABILITIES
Payable to portfolio/JHVLICO.................................          157,012       81,794         97,612
Asset charges payable........................................            2,214          807            530
                                                                  ------------  -----------    -----------
Total liabilities............................................          159,226       82,601         98,142
                                                                  ------------  -----------    -----------
                                                                  $111,704,799  $66,269,409    $28,861,550
                                                                  ------------  -----------    -----------
NET ASSETS:
 Accumulation units..........................................     $111,704,799  $66,269,409    $28,861,550
                                                                  ------------  -----------    -----------
  Total net assets...........................................     $111,704,799  $66,269,409    $28,861,550
                                                                  ------------  -----------    -----------
  Units outstanding..........................................        5,040,798    3,556,823      2,265,352
                                                                  ------------  -----------    -----------
  Unit value (accumulation)..................................     $      22.16  $     18.63    $     12.74
                                                                  ============  ===========    ===========


                                                                    SMALL CAP     GLOBAL        MID CAP
                                                                     GROWTH      BALANCED       GROWTH
                                                                   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                                   ----------   ----------     ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value..............     $ 36,951,517  $ 4,171,226    $43,998,802
Receivable from portfolio/JHVLICO............................          382,371        6,011         69,230
                                                                  ------------  -----------    -----------
Total assets.................................................       37,333,888    4,177,237     44,068,032


LIABILITIES
Payable to portfolio/JHVLICO.................................          381,584        5,918         68,365
Asset charges payable........................................              787           93            865
                                                                  ------------  -----------    -----------
Total liabilities............................................          382,371        6,011         69,230
                                                                  ------------  -----------    -----------
                                                                  $ 36,951,517  $ 4,171,226    $43,998,802
                                                                  ------------  -----------    -----------
NET ASSETS:
 Accumulation units..........................................     $ 36,951,517  $ 4,171,226    $43,998,802
                                                                  ------------  -----------    -----------
  Total net assets...........................................     $ 36,951,517  $ 4,171,226    $43,998,802
                                                                  ------------  -----------    -----------
  Units outstanding..........................................        2,436,856      371,146      3,002,367
                                                                  ------------  -----------    -----------
  Unit value (accumulation)..................................     $      15.16  $     11.24    $     14.65
                                                                  ============  ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001

                                                                   LARGE CAP       MONEY       SMALL/MID CAP
                                                                     VALUE         MARKET         GROWTH
                                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                  ----------    ----------     -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ..........        $82,486,053  $194,899,411   $ 27,446,346
Receivable from portfolio/JHVLICO ........................             91,947     1,945,197         13,575
                                                                  -----------  ------------   ------------
Total assets .............................................         82,578,000   196,844,608     27,459,921

LIABILITIES
Payable to portfolio/JHVLICO .............................             90,731     1,943,221         13,126
Asset charges payable ....................................              1,216         1,976            449
                                                                  -----------  ------------   ------------
Total liabilities ........................................             91,947     1,945,197         13,575
                                                                  -----------  ------------   ------------
                                                                  $82,486,053  $194,899,411   $ 27,446,346
                                                                  -----------  ------------   ------------
NET ASSETS:
 Accumulation units ......................................        $82,486,053  $194,899,411   $ 27,446,346
                                                                  -----------  ------------   ------------
  Total net assets .......................................        $82,486,053  $194,899,411   $ 27,446,346
                                                                  -----------  ------------   ------------
  Units outstanding ......................................          4,594,133    14,319,897      1,540,661
                                                                  -----------  ------------   ------------
  Unit value (accumulation) ..............................        $     17.95  $      13.61   $      17.81
                                                                  ===========  ============   ============


                                                                REAL ESTATE    GROWTH &
                                                                  EQUITY        INCOME        MANAGED
                                                                SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                -----------   ----------     ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ..........      $25,562,953  $141,794,208   $130,010,266
Receivable from portfolio/JHVLICO ........................          468,921        93,598         64,741
                                                                -----------  ------------   ------------
Total assets .............................................       26,031,874   141,887,806    130,075,007

LIABILITIES
Payable to portfolio/JHVLICO .............................          468,567        89,262         59,480
Asset charges payable ....................................              354         4,336          5,262
                                                                -----------  ------------   ------------
Total liabilities ........................................          468,921        93,598         64,742
                                                                -----------  ------------   ------------
                                                                $25,562,953  $141,794,208   $130,010,265
                                                                -----------  ------------   ------------
NET ASSETS:
 Accumulation units ......................................      $25,562,953  $141,794,208   $130,010,265
                                                                -----------  ------------   ------------
  Total net assets .......................................      $25,562,953  $141,794,208   $130,010,265
                                                                -----------  ------------   ------------
  Units outstanding ......................................        1,238,549     6,069,174      4,489,706
                                                                -----------  ------------   ------------
  Unit value (accumulation) ..............................      $     20.64  $      23.36   $      28.96
                                                                ===========  ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2001


                                                            SHORT-TERM    SMALL CAP    INTERNATIONAL
                                                               BOND        EQUITY      OPPORTUNITIES
                                                            SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                            ----------   ----------    -------------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value.........   $ 17,601,987  $25,497,414    $36,226,531
Receivable from portfolio/JHVLICO.......................          4,041      934,101        166,713
                                                           ------------  -----------    -----------
Total assets............................................     17,606,028   26,431,515     36,393,244

LIABILITIES
Payable to portfolio/JHVLICO............................          3,579      933,542        166,011
Asset charges payable...................................            462          560            702
                                                           ------------  -----------    -----------
Total liabilities.......................................          4,041      934,102        166,713
                                                           ------------  -----------    -----------
                                                           $ 17,601,987  $25,497,413    $36,226,531
                                                           ------------  -----------    -----------
NET ASSETS:
 Accumulation units.....................................   $ 17,601,987  $25,497,413    $36,226,531
                                                           ------------  -----------    -----------
  Total net assets......................................   $ 17,601,987  $25,497,413    $36,226,531
                                                           ------------  -----------    -----------
  Units outstanding.....................................      1,192,048    2,370,722      3,320,933
                                                           ------------  -----------    -----------
  Unit value (accumulation).............................   $      14.77  $     10.76    $     10.91
                                                           ============  ===========    ===========

                                                              EQUITY       GLOBAL         EMERGING
                                                              INDEX         BOND          MARKETS
                                                            SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                                            ----------   ----------      ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value.........   $187,337,510  $12,697,702     $6,019,218
Receivable from portfolio/JHVLICO.......................      1,310,698        6,455          9,642
                                                           ------------  -----------     ----------
Total assets............................................    188,648,208   12,704,157      6,028,860

LIABILITIES
Payable to portfolio/JHVLICO............................      1,307,687        6,213             --
Asset charges payable...................................          3,011          242          9,642
                                                           ------------  -----------     ----------
Total liabilities.......................................      1,310,698        6,455          9,642
                                                           ------------  -----------     ----------
                                                           $187,337,510  $12,697,702     $6,019,218
                                                           ------------  -----------     ----------
NET ASSETS:
 Accumulation units.....................................   $187,337,510  $12,697,702     $6,019,218
                                                           ------------  -----------     ----------
  Total net assets......................................   $187,337,510  $12,697,702     $6,019,218
                                                           ------------  -----------     ----------
  Units outstanding.....................................     10,567,694      947,812        817,817
                                                           ------------  -----------     ----------
  Unit value (accumulation).............................   $      17.73  $     13.40     $     7.36
                                                           ============  ===========     ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNTS

                               DECEMBER 31, 2001

                                                                                   SMALL/MID     HIGH YIELD
                                                                      BOND INDEX    CAP CORE        BOND
                                                                      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                                      ----------   ----------    ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ..........            $28,203,083  $16,856,846   $10,940,542
Receivable from portfolio/JHVLICO ........................                834,679       32,656         3,672
                                                                      -----------  -----------   -----------
Total assets .............................................             29,037,762   16,889,502    10,944,214

LIABILITIES
Payable to portfolio/JHVLICO .............................                834,377       32,483         3,492
Asset charges payable ....................................                    302          173           180
                                                                      -----------  -----------   -----------
Total liabilities ........................................                834,679       32,656         3,672
                                                                      -----------  -----------   -----------
                                                                      $28,203,083  $16,856,846   $10,940,542
                                                                      -----------  -----------   -----------
NET ASSETS:
 Accumulation units ......................................            $28,203,083  $16,856,846   $10,940,542
                                                                      -----------  -----------   -----------
  Total net assets .......................................            $28,203,083  $16,856,846   $10,940,542
                                                                      -----------  -----------   -----------
  Units outstanding ......................................              2,263,449    1,488,264     1,190,720
                                                                      -----------  -----------   -----------
  Unit value (accumulation) ..............................            $     12.46  $     11.33   $      9.19
                                                                      ===========  ===========   ===========


                                                                                  BRANDES        FRONTIER
                                                                  TURNER CORE  INTERNATIONAL     CAPITAL
                                                                    GROWTH        EQUITY       APPRECIATION
                                                                  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                                  -----------  -------------   ------------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value .................................        $21,880,480   $48,051,501    $32,664,269
Receivable from portfolio/JHVLICO ........................              2,580        15,674          9,759
                                                                  -----------   -----------    -----------
Total assets .............................................         21,883,060    48,067,175     32,674,028

LIABILITIES
Payable to portfolio/JHVLICO .............................              2,470        15,457          9,589
Asset charges payable ....................................                109           217            170
                                                                  -----------   -----------    -----------
Total liabilities ........................................              2,579        15,674          9,759
                                                                  -----------   -----------    -----------
                                                                  $21,880,481   $48,051,501    $32,664,269
                                                                  -----------   -----------    -----------
NET ASSETS:
 Accumulation units ......................................        $21,880,481   $48,051,501    $32,664,269
                                                                  -----------   -----------    -----------
  Total net assets .......................................        $21,880,481   $48,051,501    $32,664,269
                                                                  -----------   -----------    -----------
  Units outstanding ......................................          1,231,427     3,104,259      1,548,405
                                                                  -----------   -----------    -----------
  Unit value (accumulation)...............................        $     17.77   $     15.48    $     21.10
                                                                  ===========   ===========    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001

                                                                        CLIFTON     LARGE CAP
                                                                        ENHANCED    AGGRESSIVE   FUNDAMENTAL
                                                                        US EQUITY     GROWTH       GROWTH
                                                                        SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                                        ----------  ----------   -----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value ........                       --  $2,548,141   $  918,443
 Outside Trust, at value ...............................              $24,468,670          --           --
Receivable from portfolio/JHVLICO  .....................                   15,483          18           23
                                                                      -----------  ----------   ----------
Total assets ...........................................               24,484,153   2,548,159      918,466

LIABILITIES
Payable to portfolio/JHVLICO ...........................                   15,380          --           --
Asset charges payable ..................................                      103          18           23
                                                                      -----------  ----------   ----------
Total liabilities ......................................                   15,483          18           23
                                                                      -----------  ----------   ----------
                                                                      $24,468,670  $2,548,141   $  918,443
                                                                      -----------  ----------   ----------
NET ASSETS:
 Accumulation units ....................................              $24,468,670  $2,548,141   $  918,443
                                                                      -----------  ----------   ----------
  Total net assets .....................................              $24,468,670  $2,548,141   $  918,443
                                                                      -----------  ----------   ----------
  Units outstanding ....................................                1,779,472     368,928      124,379
                                                                      -----------  ----------   ----------
  Unit value (accumulation) ............................              $     13.75  $     6.91   $     7.38
                                                                      ===========  ==========   ==========


                                                                                                FIDELITY
                                                                       AIM V.I.    FIDELITY      VIP II
                                                                        VALUE     VIP GROWTH   CONTRAFUND
                                                                      SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                                      ----------  ----------   ----------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value ...............................              $ 2,578,953  $4,188,912   $5,241,665
Receivable from portfolio/JHVLICO ......................                       34          46        3,727
                                                                      -----------  ----------   ----------
Total assets ...........................................                2,578,987   4,188,958    5,245,392

LIABILITIES
Payable to portfolio/JHVLICO ...........................                       --          --        3,675
Asset charges payable ..................................                       34          46           52
                                                                      -----------  ----------   ----------
Total liabilities ......................................                       34          46        3,727
                                                                      -----------  ----------   ----------
                                                                      $ 2,578,953  $4,188,912   $5,241,665
                                                                      -----------  ----------   ----------
NET ASSETS:
 Accumulation units ....................................              $ 2,578,953  $4,188,912   $5,241,665
                                                                      -----------  ----------   ----------
  Total net assets .....................................              $ 2,578,953  $4,188,912   $5,241,665
                                                                      -----------  ----------   ----------
  Units outstanding ....................................                  251,224     265,670      511,813
                                                                      -----------  ----------   ----------
  Unit value (accumulation) ............................              $     10.27  $    15.77   $    10.24
                                                                      ===========  ==========   ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001

                                                                            JANUS ASPEN  JANUS ASPEN    MFS NEW
                                                                              GLOBAL      WORLDWIDE    DISCOVERY
                                                                            TECHNOLOGY     GROWTH        SERIES
                                                                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                                           -----------  -----------   ----------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value .....................................             $2,785,116   $2,153,848    $8,796,316
Receivable from portfolio/JHVLICO ............................                  5,718           36           142
                                                                           ----------   ----------    ----------
Total assets .................................................              2,790,834    2,153,884     8,796,458

LIABILITIES
Payable to portfolio/JHVLICO .................................                  5,695           --            82
Asset charges payable ........................................                     23           36            60
                                                                           ----------   ----------    ----------
Total liabilities ............................................                  5,718           36           142
                                                                           ----------   ----------    ----------
                                                                           $2,785,116   $2,153,848    $8,796,316
                                                                           ----------   ----------    ----------
NET ASSETS:
 Accumulation units ..........................................             $2,785,116   $2,153,848    $8,796,316
                                                                           ----------   ----------    ----------
  Total net assets ...........................................             $2,785,116   $2,153,848    $8,796,316
                                                                           ----------   ----------    ----------
  Units outstanding ..........................................                658,072      334,913       922,289
                                                                           ----------   ----------    ----------
  Unit value (accumulation) ..................................             $     4.23   $     6.43    $     9.54
                                                                           ==========   ==========    ==========

                                                                        TEMPLETON    V.A. FINANCIAL   V.A. RELATIVE
                                                                      INTERNATIONAL    INDUSTRIES         VALUE
                                                                       SUBACCOUNT      SUBACCOUNT       UBACCOUNT
                                                                      -------------  --------------   -------------
ASSETS
Investment in shares of portfolios of:
 Declaration Trust, at value .................................          $       --     $143,088        $486,273
 Outside Trust, at value .....................................           3,148,222           --              --
Receivable from portfolio/JHVLICO ............................                  53            2               5
                                                                        ----------     --------        --------
Total assets .................................................           3,148,275      143,090         486,278

LIABILITIES
Payable to portfolio/JHVLICO .................................                  --           --              --
Asset charges payable ........................................                  53            2               5
                                                                        ----------     --------        --------
Total liabilities ............................................                  53            2               5
                                                                        ----------     --------        --------
                                                                        $3,148,222     $143,088        $486,273
                                                                        ----------     --------        --------
NET ASSETS:
 Accumulation units ..........................................          $3,148,222     $143,088        $486,273
                                                                        ----------     --------        --------
  Total net assets ...........................................          $3,148,222     $143,088        $486,273
                                                                        ----------     --------        --------
  Units outstanding ..........................................             372,209       13,678          38,471
                                                                        ----------     --------        --------
  Unit value (accumulation) ..................................          $     8.46     $  10.46        $  12.64
                                                                        ==========     ========        ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2001

                                                                         V.A.
                                                                       STRATEGIC      HEALTH      INTERNATIONAL
                                                                        INCOME       SCIENCES        EQUITY
                                                                      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                      ----------    ----------    -------------
ASSETS
Investment in shares of portfolios of:
 Declaration Trust, at value ................................        $    365,523  $        --   $         --
 John Hancock Variable Series Trust I, at value .............                  --    1,540,656        417,615
Receivable from portfolio/JHVLICO ...........................                  16           10         66,803
                                                                     ------------  -----------   ------------
Total assets ................................................             365,539    1,540,666        484,418

LIABILITIES
Payable to portfolio/JHVLICO ................................                  --           --         66,802
Asset charges payable .......................................                  16           10              2
                                                                     ------------  -----------   ------------
Total liabilities ...........................................                  16           10         66,804
                                                                     ------------  -----------   ------------
                                                                     $    365,523  $ 1,540,656   $    417,614
                                                                     ------------  -----------   ------------
NET ASSETS:
 Accumulation units .........................................        $    365,523  $ 1,540,656   $    417,614
                                                                     ------------  -----------   ------------
  Total net assets ..........................................        $    365,523  $ 1,540,656   $    417,614
                                                                     ------------  -----------   ------------
  Units outstanding .........................................              34,270      157,129         50,643
                                                                     ------------  -----------   ------------
  Unit value (accumulation) .................................        $      10.67  $      9.81   $       8.25
                                                                     ============  ===========   ============


                                                                                    LARGE/
                                                                      LARGE CAP     MID CAP       SMALL CAP
                                                                      VALUE CORE     VALUE          VALUE
                                                                      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                                      ----------   ----------     ----------
ASSETS
Investment in shares of portfolios of:
 John Hancock Variable Series Trust I, at value .............        $  2,445,378  $41,885,567   $ 12,242,715
Receivable from portfolio/JHVLICO ...........................               1,635       48,107          7,238
                                                                     ------------  -----------   ------------
Total assets ................................................           2,447,013   41,933,674     12,249,953

LIABILITIES
Payable to portfolio/JHVLICO ................................               1,605      447,351          7,110
Asset charges payable .......................................                  30          756            128
                                                                     ------------  -----------   ------------
Total liabilities ...........................................               1,635       48,107          7,238
                                                                     ------------  -----------   ------------
                                                                     $  2,445,378  $41,885,567   $ 12,242,715
                                                                     ------------  -----------   ------------
NET ASSETS:
 Accumulation units .........................................        $  2,445,378  $41,885,567   $ 12,242,715
                                                                     ------------  -----------   ------------
  Total net assets ..........................................        $  2,445,378  $41,885,567   $ 12,242,715
                                                                     ------------  -----------   ------------
  Units outstanding .........................................             251,173    4,361,596      1,124,502
                                                                     ------------  -----------   ------------
  Unit value (accumulation) .................................        $       9.74  $      9.60   $      10.89
                                                                     ============  ===========   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2001

                                                            MFS         MFS
                                              AIM V.I.   INVESTORS    RESEARCH
                                               GROWTH      GROWTH     SERIES IC
                                             SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                             ----------  ----------   ----------
ASSETS
Investment in shares of portfolios of:
 Outside Trust, at value ..................  $102,742     $153,213     $81,667
Receivable from portfolio/JHVLICO .........        --            1          --
                                             --------     --------     -------
Total assets ..............................   102,742      153,214      81,667

LIABILITIES
Payable to portfolio/JHVLICO ..............        --           --          --
Asset charges payable .....................        --            1          --
                                             --------     --------     -------
Total liabilities .........................        --            1          --
                                             --------     --------     -------
                                             $102,742     $153,213     $81,667
                                             --------     --------     -------
NET ASSETS:
 Accumulation units .......................  $102,742     $153,213     $81,667
                                             --------     --------     -------
  Total net assets ........................  $102,742     $153,213     $81,667
                                             --------     --------     -------
  Units outstanding .......................    10,932       16,718       5,346
                                             --------     --------     -------
  Unit value (accumulation) ...............  $   9.40     $   9.16     $ 15.28
                                             ========     ========     =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                       INTERNATIONAL
                                            LARGE CAP      ACTIVE         EQUITY
                                             GROWTH         BOND          INDEX
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                          -------------  ----------   ---------------
Investment income:
 Income:
  Dividends .............................  $    211,764   $3,451,052   $    500,330
                                           ------------   ----------   ------------
Total investment income .................       211,764    3,451,052        500,330
Expenses:
 Mortality and expense risks ............       305,966      101,233         80,636
                                           ------------   ----------   ------------
Net investment income (loss) ............       (94,202)   3,349,819        419,694
Realized gains (losses) on investments:
 Realized gain (loss) on sale of
  portfolio shares                          (14,887,431)     274,991     (9,185,331)
 Realized gain distributions ............            --           --          3,754
                                           ------------   ----------   ------------
Realized gains (losses) .................   (14,887,431)     274,991     (9,181,577)
Change in unrealized appreciation
 (depreciation) during the period. ......    (8,545,844)     270,071      1,413,635
                                           ------------   ----------   ------------
Net increase (decrease) in net assets
 resulting from operations.                $(23,527,477)  $3,894,881   $ (7,348,248)
                                           ============   ==========   ============

                                            SMALL CAP       GLOBAL       MID CAP
                                              GROWTH       BALANCED       GROWTH
                                            SUBACCOUNT    SUBACCOUNT   SUABACCOUNT
                                           -------------  ----------  ---------------
Investment income:
 Income:
  Dividends .............................  $         --   $   49,830   $         --
                                           ------------   ----------   ------------
Total investment income .................            --       49,830             --
Expenses:
 Mortality and expense risks ............        95,903       11,993        131,510
                                           ------------   ----------   ------------
Net investment income (loss) ............       (95,903)      37,837       (131,510)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio
  shares ................................   (13,849,486)    (263,409)   (30,861,303)
 Realized gain distributions ............            --           --             --
                                           ------------   ----------   ------------
Realized losses .........................   (13,849,486)    (263,409)   (30,861,303)
Change in unrealized appreciation
 (depreciation) during the period. ......     8,935,605      (55,122)     7,681,654
                                           ------------   ----------   ------------
Net decrease in net assets resulting from
 operations .............................  $ (5,009,784)  $ (280,694)  $(23,311,159)
                                           ============   ==========   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                            SMALL/
                                                             LARGE CAP       MONEY          MID CAP
                                                               VALUE         MARKET         GROWTH
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                           ------------  ------------    ------------
Investment income:
 Income:
  Dividends .............................................  $ 1,012,424   $  6,291,516   $        --
                                                           -----------   ------------   -----------
Total investment income .................................    1,012,424      6,291,516            --
Expenses:
 Mortality and expense risks ............................      158,482        376,507        46,771
                                                           -----------   ------------   -----------
Net investment income (loss) ............................      853,942      5,915,009       (46,771)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio share ........      449,014             --    (1,115,407)
 Realized gain distributions ............................    1,042,650             --
                                                           -----------   ------------   -----------
Realized gains (losses) .................................    1,491,664             --    (1,115,407)
Change in unrealized appreciation (depreciation) during
 the period .............................................   (1,579,721)            --     2,322,037
                                                           -----------   ------------   -----------
Net increase in net assets resulting from operations ....  $   765,885   $  5,915,009   $ 1,159,859
                                                           ===========   ============   ===========

                                                           REAL ESTATE     GROWTH &
                                                             EQUITY        INCOME          MANAGED
                                                           SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                          ------------  -------------    ----------
Investment income:
 Income:
  Dividends .............................................  $   990,307   $    742,332   $ 2,744,398
                                                           -----------   ------------   -----------
Total investment income .................................      990,307        742,332     2,744,398
Expenses:
 Mortality and expense risks ............................       45,396        606,174       653,678
                                                           -----------   ------------   -----------
Net investment income ...................................      944,911        136,158     2,090,720
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares .......      495,558    (22,771,102)   (5,759,560)
 Realized gain distributions ............................      753,638             --       679,566
                                                           -----------   ------------   -----------
Realized gains (losses) .................................    1,249,196    (22,771,102)   (5,079,994)
Change in unrealized appreciation (depreciation) during
 the period .............................................   (1,054,039)     6,624,392      (644,512)
                                                           -----------   ------------   -----------
Net increase (decrease) in net assets resulting from
 operations .............................................  $ 1,140,068   $(29,259,336)  $(3,633,786)
                                                           ===========   ============   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                              SHORT-TERM     SMALL CAP     INTERNATIONAL
                                                  BOND         EQUITY       OPPORTUNITIES
                                              SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                             -------------  ------------  ---------------
Investment income:
 Income:
  Dividends ...............................  $    855,743   $    15,350    $    289,015
                                             ------------   -----------    ------------
Total investment income ...................       855,743        15,350         289,015
Expenses:
 Mortality and expense risks ..............        49,498        77,216         106,574
                                             ------------   -----------    ------------
Net investment income (loss) ..............       806,245       (61,866)        182,441
Realized gains (losses) on investments:
 Realized gain (loss) on sale of
  portfolio shares ........................       575,731    (3,778,093)    (13,065,694)
 Realized gain distributions ..............            --            --              --
                                             ------------   -----------    ------------
Realized gains (losses) ...................       575,731    (3,778,093)    (13,065,694)
Change in unrealized appreciation
 (depreciation) during the period .........      (235,824)    2,191,298       3,863,615
                                             ------------   -----------    ------------
Net increase (decrease) in net assets
  resulting from operations ...............  $  1,146,152   $(1,648,661)   $ (9,019,638)
                                             ============   ===========    ============

                                                EQUITY        GLOBAL      EMERGING
                                                INDEX          BOND        MARKETS
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                             -------------  ----------  -------------
Investment income:
 Income:
  Dividends ...............................  $  2,027,564   $ 553,539      $    13,955
                                             ------------   ---------      -----------
Total investment income ...................     2,027,564     553,539           13,955
Expenses:
 Mortality and expense risks ..............       438,857      30,305           15,928
                                             ------------   ---------      -----------
Net investment income (loss) ..............     1,588,707     523,234           (1,973)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of
  portfolio shares ........................   (11,716,467)     54,217       (2,416,530)
 Realized gain distributions ..............     6,020,370          --               --
                                             ------------   ---------      -----------
Realized gains (losses) ...................    (5,696,097)     54,217       (2,416,530)
Change in unrealized appreciation
 (depreciation) during the period .........   (16,711,259)   (860,920)       2,375,454
                                             ------------   ---------      -----------
Net decrease in net assets resulting from
 operations ...............................  $(20,818,649)  $(283,469)     $   (43,049)
                                             ============   =========      ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                              BOND       SMALL/MID CAP   HIGH YIELD
                                                                              INDEX          CORE           BOND
                                                                            SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                                            ----------   -------------   ----------
Investment income:
 Income:
  Dividends .......................................................       $ 1,222,501   $    28,218     $  625,724
                                                                          -----------   -----------     ----------
Total investment income ...........................................         1,222,501        28,218        625,724
Expenses:
 Mortality and expense risks ......................................            45,147        11,076         18,016
                                                                          -----------   -----------     ----------
Net investment income .............................................         1,177,354        17,142        607,708
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares .................           495,043      (240,918)      (974,822)
 Realized gain distributions ......................................            43,322            --             --
                                                                          -----------   -----------     ----------
Realized gains (losses) ...........................................           538,365      (240,918)      (974,822)
Change in unrealized appreciation (depreciation) during the
 period ...........................................................          (351,339)      534,166        339,777
                                                                          -----------   -----------     ----------
Net increase (decrease) in net assets resulting from operations ...       $ 1,364,380   $   310,390     $  (27,337)
                                                                          ===========   ===========     ==========


                                                                             TURNER        BRANDES         FRONTIER
                                                                              CORE      INTERNATIONAL      CAPITAL
                                                                             GROWTH        EQUITY        APPRECIATION
                                                                           SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
                                                                           ----------   -------------    ------------
Investment income:
 Income:
  Dividends .......................................................       $    24,924   $   621,462     $        --
                                                                          -----------   -----------     -----------
Total investment income  ..........................................            24,924       621,462              --
Expenses:
 Mortality and expense risks ......................................            36,163        59,515          44,638
                                                                          -----------   -----------     -----------
Net investment income (loss) ......................................           (11,239)      561,947         (44,638)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares .................        (6,160,576)      103,622      (4,253,614)
 Realized gain distributions ......................................                --     1,849,353         253,154
                                                                          -----------   -----------     -----------
Realized gains (losses) ...........................................        (6,160,576)    1,952,975      (4,000,460)
Change in unrealized appreciation  (depreciation) during the
 period ...........................................................           462,307    (7,556,070)      3,601,003
                                                                          -----------   -----------     -----------
Net decrease in net assets resulting from operations ..............       $(5,709,508)  $(5,041,148)    $  (444,095)
                                                                          ===========   ===========     ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                              CLIFTON       LARGE CAP
                                                                              ENHANCED      AGGRESSIVE      FUNDAMENTAL
                                                                               EQUITY         GROWTH          GROWTH
                                                                             SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                                             ----------     ----------      -----------
Investment income:
 Income:
  Dividends ......................................................          $ 1,032,567   $         --    $        --
                                                                            -----------   ------------    -----------
Total investment income ..........................................            1,032,567             --             --
Expenses:
 Mortality and expense risks .....................................               26,049          3,151          4,020
                                                                            -----------   ------------    -----------
Net investment income (loss) .....................................            1,006,518         (3,151)        (4,020)
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares  ...............           (2,905,570)      (362,890)    (1,548,338)
 Realized gain distributions .....................................                   --             --             --
                                                                            -----------   ------------    -----------
Realized losses ..................................................           (2,905,570)      (362,890)    (1,548,338)
Change in unrealized appreciation (depreciation) during the
 period ..........................................................             (557,430)       131,647        509,072
                                                                            -----------   ------------    -----------
Net decrease in net assets resulting from operations .............          $(2,456,482)  $   (234,394)   $(1,043,286)
                                                                            ===========   ============    ===========


                                                                                                         FIDELITY
                                                                              AIM V.I.   FIDELITY VIP     VIP II
                                                                               VALUE        GROWTH      CONTRAFUND
                                                                             SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                                             ----------   ----------    ----------
Investment income:
 Income:
  Dividends ......................................................          $     3,418   $         --    $     6,961
                                                                            -----------   ------------    -----------
Total investment income ..........................................                3,418             --          6,961
Expenses:
 Mortality and expense risks .....................................                5,341         10,687          5,946
                                                                            -----------   ------------    -----------
Net investment income (loss) .....................................               (1,923)       (10,687)         1,015
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares .......................             (763,582)    (2,775,854)      (497,952)
 Realized gain distributions .....................................               51,886      1,323,457         27,845
                                                                            -----------   ------------    -----------
Realized losses ..................................................             (711,696)    (1,452,397)      (470,107)
Change in unrealized appreciation (depreciation) during the
 period ..........................................................              190,958         (8,026)        59,663
                                                                            -----------   ------------    -----------
Net decrease in net assets resulting from operations .............          $  (522,661)  $ (1,471,110)   $  (409,429)
                                                                            ===========   ============    ===========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                FOR THE YEAR AND PERIODS ENDED DECEMBER 31, 2001


                                                     JANUS ASPEN    JANUS ASPEN     MFS NEW
                                                       GLOBAL        WORLDWIDE     DISCOVERY
                                                     TECHNOLOGY       GROWTH        SERIES
                                                     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                   -------------  -------------  -------------
Investment income:
 Income:
  Dividends ....................................   $     13,506    $   5,342      $  97,352
                                                   ------------    ---------      ---------
Total investment income ........................         13,506        5,342         97,352
Expenses:
 Mortality and expense risks ...................          3,083        4,179          6,142
                                                   ------------    ---------      ---------
Net investment income ..........................         10,423        1,163         91,210
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares .....       (705,841)    (377,539)      (432,320)
 Realized gain distributions ...................             --           --          3,852
                                                   ------------    ---------      ---------
Realized losses ................................       (705,841)    (377,539)      (428,468)
Change in unrealized appreciation
 (depreciation) during the period ..............          3,967      (72,698)       211,521
                                                   ------------    ---------      ---------
Net decrease in net assets resulting from
 operations ....................................   $   (691,451)   $(449,074)     $(125,737)
                                                   ============    =========      =========

                                                     TEMPLETON    V.A. FINANCIAL   V.A. RELATIVE
                                                    INTERNATIONAL    INDUSTRIES        VALUE
                                                     SUBACCOUNT     SUBACCOUNT*     SUBACCOUNT*
                                                   -------------  --------------  ---------------
Investment income:
 Income:
  Dividends ....................................   $    94,812     $     771      $      340
                                                   -----------     ---------      ----------
Total investment income ........................        94,812           771             340
Expenses:
 Mortality and expense risks ...................         9,185            78             170
                                                   -----------     ---------      ----------
Net investment income ..........................        85,627           693             170
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares .....    (1,498,110)       (4,378)         (9,822)
 Realized gain distributions ...................       745,684         4,228          27,120
                                                   -----------     ---------      ----------
Realized gains (losses) ........................      (752,426)         (150)         17,298
Change in unrealized appreciation
  (depreciation) during the period .............       113,268        (5,763)          1,589
                                                   -----------     ---------      ----------
Net increase (decrease) in net assets
 resulting from operations .....................   $  (553,531)    $  (5,220)     $   19,057
                                                   ===========     =========      ==========

 -------------------------
* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                                            V.A. STRATEGIC       HEALTH         INTERNATIONAL
                                                                                INCOME          SCIENCES           EQUITY
                                                                              SUBACCOUNT*      SUBACCOUNT*       SUBACCOUNT*
                                                                           ----------------   --------------   ---------------
Investment income:
 Income:
  Dividends ............................................................       $   5,643         $      --        $     204
                                                                               ---------         ---------        ---------
Total investment income ................................................           5,643                --              204
Expenses:
 Mortality and expense risks ...........................................             422               457              161
                                                                               ---------         ---------        ---------
Net investment income (loss) ...........................................           5,221              (457)              43
Realized gains (losses) on investments:
 Realized gain (loss) on sale of portfolio shares ......................           7,133            (2,122)         (10,857)
 Realized gain distributions ...........................................              --                --               --
                                                                               ---------         ---------        ---------
Realized gains (losses) ................................................           7,133            (2,122)         (10,857)
Change in unrealized depreciation during the period ....................          (3,537)           (4,934)          (2,585)
                                                                               ---------         ---------        ---------
Net increase (decrease) in net assets resulting from operations ........       $   8,817         $  (7,513)       $ (13,399)
                                                                               =========         =========        =========

                                                                               LARGE CAP       LARGE/MID CAP      SMALL CAP
                                                                              VALUE CORE           VALUE            VALUE
                                                                              SUBACCOUNT*       SUBACCOUNT*      SUBACCOUNT*
                                                                           ----------------   --------------   ---------------
Investment income:
 Income:
  Dividends ............................................................       $   3,348         $  13,734        $  37,525
                                                                               ---------         ---------        ---------
Total investment income ................................................           3,348            13,734           37,525
Expenses:
 Mortality and expense risks ...........................................             353             3,469            5,229
                                                                               ---------         ---------        ---------
Net investment income ..................................................           2,995            10,265           32,296
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares .............................          (1,012)          (52,836)        (117,229)
 Realized gain distributions ...........................................              --                --           65,543
                                                                               ---------         ---------        ---------
Realized losses ........................................................          (1,012)          (52,836)         (51,686)
Change in unrealized appreciation during the period ....................           2,334           390,633          950,055
                                                                               ---------         ---------        ---------
Net increase in net assets resulting from operations ...................       $   4,317         $ 348,062        $ 930,665
                                                                               =========         =========        =========

   ___________________

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                     FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                                                AIM V.I.      MFS INVESTORS     MFS RESEARCH
                                                                                 GROWTH           GROWTH          SERIES
                                                                              SUBACCOUNT*       SUBACCOUNT*      SUBACCOUNT*
                                                                             -------------   ---------------   ---------------
Investment income:
 Income:
  Dividends ............................................................       $     121         $      --        $      --
                                                                               ---------         ---------        ---------
Total investment income ................................................             121                --               --
Expenses:
 Mortality and expense risks ...........................................              15                17                9
                                                                               ---------         ---------        ---------
Net investment income (loss) ...........................................             106               (17)              (9)
Realized gains (losses) on investments:
 Realized loss on sale of portfolio shares .............................            (522)           (1,101)          (1,524)
 Realized gain distributions ...........................................              --                --               --
                                                                               ---------         ---------        ---------
Realized losses ........................................................            (522)           (1,101)          (1,524)
Change in unrealized appreciation (depreciation) during the period .....            (481)             (591)           2,983
                                                                               ---------         ---------        ---------
Net increase (decrease) in net assets resulting from operations ........       $    (897)        $  (1,709)       $   1,450
                                                                               =========         =========        =========

   ___________________

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                       LARGE CAP GROWTH SUBACCOUNT
                                                                             ------------------------------------------------
                                                                                 2001              2000             1999
                                                                             -------------     -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ..........................................     $    (94,202)     $ 19,988,168     $ 17,233,439
 Realized gains (losses) ...............................................      (14,887,431)        5,243,833        5,003,007
 Change in unrealized depreciation during the period ...................       (8,545,844)      (53,885,375)      (2,053,672)
                                                                             ------------      ------------     ------------
Net increase (decrease) in net assets resulting from operations ........      (23,527,477)      (28,653,374)      20,182,774
Policy transactions:
 Net premiums from policyholders .......................................       69,043,606       143,098,730       75,667,981
 Net transfers to policyholders for benefits and terminations ..........      (61,994,557)      101,783,680)     (45,347,424)
                                                                             ------------      ------------     ------------
Net increase in net assets resulting from policy transactions ..........        7,049,049        41,315,050       30,320,557
                                                                             ------------      ------------     ------------
Total increase (decrease) in net assets ................................      (16,478,428)       12,661,676       50,503,331
Net assets at beginning of period ......................................      128,183,227       115,521,551       65,018,220
                                                                             ------------      ------------     ------------
Net assets at end of period ............................................     $111,704,799      $128,183,227     $115,521,551
                                                                             ============      ============     ============




                                                                                              ACTIVE BOND SUBACCOUNT
                                                                             ------------------------------------------------
                                                                                 2001              2000             1999
                                                                             -------------     -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income .................................................     $  3,349,819      $  2,279,464     $  2,725,206
 Realized gains (losses) ...............................................          274,991        (1,159,229)      (1,391,910)
 Change in unrealized appreciation (depreciation) during the period ....          270,071         2,598,926       (1,837,190)
                                                                             ------------      ------------     ------------
Net increase (decrease) in net assets resulting from operations ........        3,894,881         3,719,161         (503,894)
Policy transactions:
 Net premiums from policyholders .......................................       52,441,782        37,518,244       74,595,720
 Net transfers to policyholders for benefits and terminations ..........      (39,182,547)      (30,443,585)     (68,312,320)
                                                                             ------------      ------------     ------------
Net increase in net assets resulting from policy transactions ..........       13,259,235         7,074,659        6,283,400
                                                                             ------------      ------------     ------------
Total increase in net assets ...........................................       17,154,116        10,793,820        5,779,506
Net assets at beginning of period ......................................       49,115,293        38,321,473       32,541,967
                                                                             ------------      ------------     ------------
Net assets at end of period ............................................     $ 66,269,409      $ 49,115,293     $ 38,321,473
                                                                             ============      ============     ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                 INTERNATIONAL EQUITY INDEX SUBACCOUNT
                                              -------------------------------------------
                                                  2001           2000            1999
                                              -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income .....................  $    419,694   $  1,667,526    $    855,417
 Realized gains (losses) ...................    (9,181,577)       670,269         753,750
 Change in unrealized appreciation
  (depreciation) during the period .........     1,413,635     (8,622,825)      4,871,167
                                              ------------   ------------    ------------
Net increase (decrease) in net assets
  resulting from operations ................    (7,348,248)    (6,285,030)      6,480,334
Policy transactions:
 Net premiums from policyholders ...........    34,187,335     80,381,214      53,332,374
 Net transfers to policyholders for
  benefits and terminations ................   (33,091,158)   (72,181,237)    (39,209,664)
                                              ------------   ------------    ------------
Net increase in net assets resulting from
 policy transactions .......................     1,096,177      8,199,977      14,122,710
                                              ------------   ------------    ------------
Total increase (decrease) in net assets ....    (6,252,071)     1,914,947      20,603,044
Net assets at beginning of period ..........    35,113,621     33,198,674      12,595,630
                                              ------------   ------------    ------------
Net assets at end of period ................  $ 28,861,550   $ 35,113,621    $ 33,198,674
                                              ============   ============    ============

                                                        SMALL CAP GROWTH SUBACCOUNT
                                              -------------------------------------------
                                                  2001           2000            1999
                                              -------------  --------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ..............  $    (95,903)  $  3,354,331    $  3,637,734
 Realized gains (losses) ...................   (13,849,486)     2,830,901       2,548,944
 Change in unrealized appreciation
  (depreciation) during the period .........     8,935,605    (17,022,592)      3,920,455
                                              ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations .................    (5,009,784)   (10,837,360)     10,107,133
Policy transactions:
 Net premiums from policyholders ...........    59,798,744    135,469,377      52,637,861
 Net transfers to policyholders for
  benefits and terminations ................   (53,614,761)  (119,877,527)    (40,800,272)
                                              ------------   ------------    ------------
Net increase in net assets resulting from
 policy transactions .......................     6,183,983     15,591,850      11,837,589
                                              -------------  ------------    ------------
Total increase in net assets ...............     1,174,199      4,754,490      21,944,722
Net assets at beginning of period ..........    35,777,318     31,022,828       9,078,106
                                              -------------  ------------    ------------
Net assets at end of period                   $ 36,951,517   $ 35,777,318    $ 31,022,828
                                              =============  ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                                   GLOBAL BALANCED SUBACCOUNT
                                                                       ---------------------------------------------------
                                                                           2001               2000               1999
                                                                       -------------      -------------      -------------
Increase (decrease) in net assets from operations:
 Net investment income ...........................................     $      37,837      $     175,751      $     358,974
 Realized gains (losses) .........................................          (263,409)          (506,008)            15,640
 Change in unrealized depreciation during the period .............           (55,122)          (109,325)          (173,912)
                                                                       -------------      -------------      -------------
Net increase (decrease) in net assets resulting from
 operations ......................................................          (280,694)          (439,582)           200,702
Policy transactions:
 Net premiums from policyholders .................................         5,841,290          8,122,728          6,295,052
 Net transfers to policyholders for benefits and
  terminations ...................................................        (4,922,439)        (8,741,933)        (5,007,225)
                                                                       -------------      -------------      -------------
Net increase (decrease) in net assets resulting from policy
 transactions ....................................................           918,851           (619,205)         1,287,827
                                                                       -------------      -------------      -------------
Total increase (decrease) in net assets ..........................           638,157         (1,058,787)         1,488,529
Net assets at beginning of period ................................         3,533,069          4,591,856          3,103,327
                                                                       -------------      -------------      -------------
Net assets at end of period ......................................     $   4,171,226      $   3,533,069      $   4,591,856
                                                                       =============      =============      =============

                                                                                   MID CAP GROWTH SUBACCOUNT
                                                                       ----------------------------------------------------
                                                                           2001                2000               1999
                                                                       -------------      -------------      -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ....................................     $    (131,510)     $   8,938,378      $   6,389,535
 Realized gains (losses) .........................................       (30,861,303)         8,113,159          5,188,018
 Change in unrealizedappreciation (depreciation) during
  the period .....................................................         7,681,654        (49,252,941)        15,078,681
                                                                       -------------      -------------      -------------
Net increase (decrease) in net assets resulting from
 operations ......................................................       (23,311,159)       (32,201,404)        26,656,234
Policy transactions:
 Net premiums from policyholders .................................        66,641,384        196,712,586         65,183,285
 Net transfers to policyholders for benefits and
  terminations ...................................................       (55,364,444)      (171,977,777)       (41,018,347)
                                                                       -------------      -------------      -------------
Net increase in net assets resulting from policy transactions ....        11,276,940         24,734,809         24,164,938
                                                                       -------------      -------------      -------------
Total increase (decrease) in net assets ..........................       (12,034,219)        (7,466,595)        50,821,172
Net assets at beginning of period ................................        56,033,021         63,499,616         12,678,444
                                                                       -------------      -------------      -------------
Net assets at end of period ......................................     $  43,998,802      $  56,033,021      $  63,499,616
                                                                       =============      =============      =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                                           LARGE CAP VALUE SUBACCOUNT
                                                                            -------------------------------------------------------
                                                                                  2001                2000                1999
                                                                            ---------------     ---------------     ---------------
Increase (decrease) in net assets from operations:
 Net investment income .................................................    $       853,942     $     2,529,526     $     1,720,195
 Realized gains (losses) ...............................................          1,491,664            (861,398)            705,454
 Change in unrealized appreciation (depreciation) during
  the period ...........................................................         (1,579,721)          3,840,473          (2,181,112)
                                                                            ---------------     ---------------     ---------------
Net increase in net assets resulting from operations ...................            765,885           5,508,601             244,537
Policy transactions:
 Net premiums from policyholders .......................................        112,117,900          88,007,994          37,432,039
 Net transfers to policyholders for benefits and
  terminations .........................................................        (83,060,818)        (67,960,426)        (27,199,179)
                                                                            ---------------     ---------------     ---------------
Net increase in net assets resulting from policy
 transactions ..........................................................         29,057,082          20,047,568          10,232,860
                                                                            ---------------     ---------------     ---------------
Total increase in net assets ...........................................         29,822,967          25,556,169          10,477,397
Net assets at beginning of period ......................................         52,663,086          27,106,917          16,629,520
                                                                            ---------------     ---------------     ---------------
Net assets at end of period ............................................    $    82,486,053     $    52,663,086     $    27,106,917
                                                                            ===============     ===============     ===============

                                                                                            MONEY MARKET SUBACCOUNT
                                                                            -------------------------------------------------------
                                                                                  2001                2000                1999
                                                                            ---------------     ---------------     ---------------
Increase in net assets from operations:
 Net investment income .................................................    $     5,915,009     $     5,437,047     $     2,988,530
 Realized gains (losses) ...............................................               --                  --                  --
 Change in unrealized appreciation (depreciation) during
  the period ...........................................................               --                  --                  --
                                                                            ---------------     ---------------     ---------------
Net increase in net assets resulting from operations ...................          5,915,009           5,437,047           2,988,530
Policy transactions:
 Net premiums from policyholders .......................................        926,653,550       1,369,116,199         890,376,545
 Net transfers to policyholders for benefits and
  terminations .........................................................       (926,809,279)     (1,246,419,884)       (918,869,964)
                                                                            ---------------     ---------------     ---------------
Net increase (decrease) in net assets resulting from policy
 transactions ..........................................................           (155,729)        122,696,315         (28,493,419)
                                                                            ---------------     ---------------     ---------------
Total increase (decrease) in net assets ................................          5,759,280         128,133,362         (25,504,889)
Net assets at beginning of period ......................................        189,140,131          61,006,769          86,511,658
                                                                            ---------------     ---------------     ---------------
Net assets at end of period ............................................    $   194,899,411     $   189,140,131     $    61,006,769
                                                                            ===============     ===============     ===============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                  SMALL/MID CAP GROWTH SUBACCOUNT
                                                                            -------------------------------------------
                                                                                2001           2000            1999
                                                                            -------------  -------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ............................................  $    (46,771)  $  1,206,888    $  1,388,661
 Realized gains (losses) .................................................    (1,115,407)      (652,532)         13,375
 Change in unrealized appreciation (depreciation) during
  the period .............................................................     2,322,037        119,763      (1,001,208)
                                                                            ------------   ------------    ------------
Net increase in net assets resulting from operations .....................     1,159,859        674,119         400,828
Policy transactions:
 Net premiums from policyholders .........................................    45,895,670     27,528,989      11,809,133
 Net transfers to policyholders for benefits and terminations ............   (31,722,197)   (26,015,925)     (9,775,543)
                                                                            ------------   ------------    ------------
Net increase in net assets resulting from policy transactions ............    14,173,473      1,513,064       2,033,590
                                                                            ------------   ------------    ------------
Total increase in net assets .............................................    15,333,332      2,187,183       2,434,418
Net assets at beginning of period ........................................    12,113,014      9,925,831       7,491,413
                                                                            ------------   ------------    ------------
Net assets at end of period ..............................................  $ 27,446,346   $ 12,113,014    $  9,925,831
                                                                            ============   ============    ============

                                                                                   REAL ESTATE EQUITY SUBACCOUNT
                                                                            -------------------------------------------
                                                                                2001           2000            1999
                                                                            -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income ...................................................  $    944,911   $  1,524,133    $    515,377
 Realized gains (losses) .................................................     1,249,196      1,851,413        (735,504)
 Change in unrealized appreciation (depreciation) during
  the period .............................................................    (1,054,039)     1,041,612          80,925
                                                                            ------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations ..........     1,140,068      4,417,158        (139,202)
Policy transactions:
 Net premiums from policyholders .........................................    71,388,106    102,840,441      22,699,314
 Net transfers to policyholders benefits and terminations ................   (64,824,033)   (98,637,433)    (18,093,640)
                                                                            ------------   ------------    ------------
Net increase in net assets resulting from policy transactions ............     6,564,073      4,203,008       4,605,674
                                                                            ------------   ------------    ------------
Total increase in net assets .............................................     7,704,141      8,620,166       4,466,472
Net assets at beginning of period ........................................    17,858,812      9,238,646       4,772,174
                                                                            ------------   ------------    ------------
Net assets at end of period ..............................................  $ 25,562,953   $ 17,858,812    $  9,238,646
                                                                            ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                    GROWTH & INCOME SUBACCOUNT
                                                           ---------------------------------------------
                                                               2001           2000            1999
                                                           ------------   -------------  ---------------
Increase (decrease) in net assets from operations:
 Net investment income ................................    $    136,158   $ 33,281,395    $  22,850,302
 Realized gains (losses) ..............................     (22,771,102)     2,197,930        6,207,253
 Change in unrealized depreciation during the
  period ..............................................      (6,624,392)   (63,700,088)      (5,814,839)
                                                           ------------   ------------    -------------
Net increase (decrease) in net assets resulting from
 operations ...........................................     (29,259,336)   (28,220,763)      23,242,716
Policy transactions:
 Net premiums from policyholders ......................      56,368,816     86,946,862      196,639,863
 Net transfers to policyholders for benefits and
  terminations ........................................     (67,951,729)   (85,615,541)    (106,763,955)
                                                           ------------   ------------    -------------
Net increase (decrease) in net assets resulting from
 policy transactions ..................................     (11,582,913)     1,331,321       89,875,908
                                                           ------------   ------------    -------------
Total increase (decrease) in net assets ...............     (40,842,249)   (26,889,442)     113,118,624
Net assets at beginning of period .....................     182,636,457    209,525,899       96,407,275
                                                           ------------   ------------    -------------
Net assets at end of period ...........................    $141,794,208   $182,636,457    $ 209,525,899
                                                           ============   ============    =============

                                                                        MANAGED SUBACCOUNT
                                                           ---------------------------------------------
                                                               2001           2000            1999
                                                           -------------  -------------  ---------------
Increase (decrease) in net assets from operations:
 Net investment income ................................    $  2,090,720   $ 13,157,769    $ 10,756,436
 Realized gains (losses) ..............................      (5,079,994)      (233,751)      2,233,258
 Change in unrealized depreciation during the period ..        (644,512)   (13,708,391)     (6,419,069)
                                                           ------------   ------------    ------------
Net increase (decrease) in net assets resulting from
 operations ...........................................      (3,633,786)      (784,373)      6,570,625
Policy transactions:
 Net premiums from policyholders ......................      49,647,455     33,494,293     113,292,872
 Net transfers to policyholders for benefits and
  terminations ........................................     (44,893,243)   (29,530,890)    (34,219,380)
                                                           ------------   ------------    ------------
Net increase in net assets resulting from policy
 transactions .........................................       4,754,212      3,963,403      79,073,492
                                                           ------------   ------------    ------------
Total increase in net assets ..........................       1,120,426      3,179,030      85,644,117
Net assets at beginning of period .....................     128,889,839    125,710,809      40,066,692
                                                           ------------   ------------    ------------
Net assets at end of period ...........................    $130,010,265   $128,889,839    $125,710,809
                                                           ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                        SHORT-TERM BOND SUBACCOUNT
                                                                             ------------------------------------------------
                                                                                 2001              2000             1999
                                                                             -------------     -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income .................................................     $    806,245      $    883,541     $    907,486
 Realized gains (losses) ...............................................          575,731          (210,780)        (441,667)
 Change in unrealized appreciation (depreciation) during the period ....         (235,824)          451,906          (85,754)
                                                                             ------------      ------------     ------------
Net increase in net assets resulting from operations ...................        1,146,152         1,124,667          380,065
Policy transactions:
 Net premiums from policyholders .......................................       54,927,647        20,531,773       41,259,110
 Net transfers to policyholders for benefits and terminations ..........      (55,031,484)      (16,825,756)     (49,156,693)
                                                                             ------------      ------------     ------------
Net increase in net assets resulting from policy transactions ..........         (103,837)        3,706,017       (7,897,583)
                                                                             ------------      ------------     ------------
Total increase (decrease) in net assets ................................        1,042,315         4,830,684       (7,517,518)
Net assets at beginning of period ......................................       16,559,672        11,728,988       19,246,506
                                                                             ------------      ------------     ------------
Net assets at end of period ............................................     $ 17,601,987      $ 16,559,672     $ 11,728,988
                                                                             ============      ============     ============

                                                                                       SMALL CAP EQUITY SUBACCOUNT
                                                                             ------------------------------------------------
                                                                                 2001              2000             1999
                                                                             -------------     -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income .................................................     $    (61,866)     $  1,934,297     $    344,711
 Realized losses .......................................................       (3,778,093)         (158,893)        (979,002)
 Change in unrealized appreciation (depreciation) during the period ....        2,191,298        (4,241,216)         325,684
                                                                             ------------      ------------     ------------
Net decrease in net assets resulting from operations ...................       (1,648,661)       (2,465,812)        (308,607)
Policy transactions:
 Net premiums from policyholders .......................................       35,631,685        61,706,400       39,172,672
 Net transfers to policyholders for benefits and terminations ..........      (34,578,560)      (51,931,035)     (30,591,417)
                                                                             ------------      ------------     ------------
Net increase in net assets resulting from policy transactions ..........        1,053,125         9,775,365        8,581,255
                                                                             ------------      ------------     ------------
Total increase (decrease) in net assets ................................        (595,536)        7,309,553         8,272,648
Net assets at beginning of period ......................................       26,092,949        18,783,396       10,510,748
                                                                             ------------      ------------     ------------
Net assets at end of period ............................................     $ 25,497,413      $ 26,092,949     $ 18,783,396
                                                                             ============      ============     ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                  INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                                                             ------------------------------------------------
                                                                                 2001              2000             1999
                                                                             -------------     -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income .................................................     $     182,441     $   2,457,059    $   2,006,004
 Realized gains (losses) ...............................................       (13,065,694)        2,209,044        1,907,809
 Change in unrealized appreciation (depreciation) during the period ....         3,863,615       (11,479,826)       3,818,953
                                                                             -------------     -------------    -------------
Net increase (decrease) in net assets resulting from operations ........        (9,019,638)       (6,813,723)       7,732,766
Policy transactions:
 Net premiums from policyholders .......................................        86,918,818        91,465,296       43,216,216
 Net transfers to policyholders for benefits and terminations ..........       (83,038,820)      (74,820,451)     (38,372,463)
                                                                             -------------     -------------    -------------
Net increase in net assets resulting from policy transactions ..........         3,879,998        16,644,845        4,843,753
                                                                             -------------     -------------    -------------
Total increase (decrease) in net assets ................................        (5,139,640)        9,831,122       12,576,519
Net assets at beginning of period ......................................        41,366,171        31,535,049       18,958,530
                                                                             -------------     -------------    -------------
Net assets at end of period ............................................     $  36,226,531     $  41,366,171    $  31,535,049
                                                                             =============     =============    =============

                                                                                          EQUITY INDEX SUBACCOUNT
                                                                             ------------------------------------------------
                                                                                 2001              2000             1999
                                                                             -------------     -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income .................................................     $   1,588,707     $   7,726,442    $   5,503,450
 Realized gains (losses) ...............................................        (5,696,097)        4,357,007        7,681,081
 Change in unrealized appreciation (depreciation) during the period ....       (16,711,259)      (30,073,491)       4,678,509
                                                                             -------------     -------------    -------------
Net increase (decrease) in net assets resulting from operations ........       (20,818,649)      (17,990,042)      17,863,040
Policy transactions:
 Net premiums from policyholders .......................................       163,829,988       155,703,961      225,994,914
 Net transfers to policyholders for benefits and terminations ..........      (116,472,269)     (126,828,610)    (147,909,470)
                                                                             -------------     -------------    -------------
Net increase in net assets resulting from policy transactions ..........        47,357,719        28,875,351       78,085,444
                                                                             -------------     -------------    -------------
Total increase in net assets ...........................................        26,539,070        10,885,309       95,948,484
Net assets at beginning of period ......................................       160,798,440       149,913,131       53,964,647
                                                                             -------------     -------------    -------------
Net assets at end of period ............................................     $ 187,337,510     $ 160,798,440    $ 149,913,131
                                                                             =============     =============    =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                               GLOBAL BOND SUBACCOUNT
                                                                                  ------------------------------------------------
                                                                                      2001              2000             1999
                                                                                  -------------     -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income ........................................................   $     523,234     $    430,194     $    424,767
 Realized gains (losses) ......................................................          54,217         (302,157)        (204,675)
 Change in unrealized appreciation (depreciation) during the period ...........        (860,920)         688,537         (433,526)
                                                                                  -------------     ------------     ------------
Net increase (decrease) in net assets resulting from operations ...............        (283,469)         816,574         (213,434)
Policy transactions:
 Net premiums from policyholders ..............................................      13,487,190        8,796,366       11,387,398
 Net transfers to policyholders for benefits and terminations .................      (8,656,128)     (10,301,347)     (10,615,019)
                                                                                  -------------     ------------     ------------
Net increase (decrease) in net assets resulting from policy transactions ......       4,831,062       (1,504,981)         772,379
Total increase (decrease) in net assets .......................................       4,547,593         (688,407)         558,945
Net assets at beginning of period .............................................       8,150,109        8,838,516        8,279,571
                                                                                  -------------     ------------     ------------
Net assets at end of period ...................................................   $  12,697,702     $  8,150,109     $  8,838,516
                                                                                  =============     ============     ============

                                                                                            EMERGING MARKETS SUBACCOUNT
                                                                                  ------------------------------------------------
                                                                                      2001              2000             1999
                                                                                  -------------     -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .................................................   $      (1,973)    $    432,227     $    132,259
 Realized gains (losses) ......................................................      (2,416,530)      (1,410,734)         663,998
 Change in unrealized appreciation (depreciation) during the period ...........       2,375,454       (2,006,595)         432,248
                                                                                  -------------     ------------     ------------
Net increase in net assets resulting from operations ..........................         (43,049)      (2,985,102)       1,228,505
Policy transactions:
 Net premiums from policyholders ..............................................      30,322,605       72,543,484       18,579,194
 Net transfers to policyholders for benefits and terminations .................     (29,539,278)     (68,002,822)     (16,271,324)
                                                                                  -------------     ------------     ------------
Net increase in net assets resulting from policy transactions .................         783,327        4,540,662        2,307,870
Total increase in net assets ..................................................         740,278        1,555,560        3,536,375
Net assets at beginning of period .............................................       5,278,940        3,723,380          187,005
                                                                                  -------------     ------------     ------------
Net assets at end of period ...................................................   $   6,019,218     $  5,278,940     $  3,723,380
                                                                                  =============     ============     ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                           BOND INDEX SUBACCOUNT
                                                                             ------------------------------------------------
                                                                                 2001              2000             1999
                                                                             -------------     -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income .................................................     $  1,177,354      $    487,512     $    130,136
 Realized gains (losses) ...............................................          538,365           (53,751)        (104,174)
 Change in unrealized appreciation (depreciation) during the period ....         (351,339)          472,128          (78,192)
                                                                             ------------      ------------     ------------
Net increase (decrease) in net assets resulting from operations ........        1,364,380           905,889          (53,230)
Policy transactions:
 Net premiums from policyholders .......................................       40,604,696        14,954,848        6,472,518
 Net transfers to policyholders for benefits and terminations ..........      (26,565,597)       (8,187,184)      (2,358,694)
                                                                             ------------      ------------     ------------
Net increase in net assets resulting from policy transactions ..........       14,039,099         6,767,664        4,113,824
Total increase in net assets ...........................................       15,403,479         7,673,553        4,060,594
Net assets at beginning of period ......................................       12,799,604         5,126,051        1,065,457
                                                                             ------------      ------------     ------------
Net assets at end of period ............................................     $ 28,203,083      $ 12,799,604     $  5,126,051
                                                                             ============      ============     ============

                                                                                      SMALL/MID CAP CORE SUBACCOUNT
                                                                             ------------------------------------------------
                                                                                 2001              2000             1999
                                                                             -------------     -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income .................................................     $     17,142      $    100,765     $     52,711
 Realized gains (losses) ...............................................         (240,918)           52,147           65,733
 Change in unrealized appreciation (depreciation) during the period ....          534,166          (145,708)         (10,735)
                                                                             ------------      ------------     ------------
Net increase in net assets resulting from operations ...................          310,390             7,204          107,709
Policy transactions:
 Net premiums from policyholders .......................................       25,636,739        18,340,255        5,817,483
 Net transfers to policyholders for benefits and terminations ..........      (11,747,714)      (16,306,841)      (5,611,532)
                                                                             ------------      ------------     ------------
Net increase in net assets resulting from policy transactions ..........       13,889,025         2,033,414          205,951
Total increase in net assets ...........................................       14,199,415         2,040,618          313,660
Net assets at beginning of period ......................................        2,657,431           616,813          303,153
                                                                             ------------      ------------     ------------
Net assets at end of period ............................................     $ 16,856,846      $  2,657,431     $    616,813
                                                                             ============      ============     ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        HIGH YIELD BOND SUBACCOUNT
                                                                ------------------------------------------
                                                                    2001           2000            1999
                                                                ------------   ------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income...................................       $    607,708   $    359,215   $    340,435
 Realized gains (losses).................................           (974,822)      (207,326)        42,365
 Change in unrealized appreciation (depreciation)
  during the period......................................            339,777       (650,931)      (139,659)
                                                                ------------   ------------   ------------
Net increase (decrease) in net assets resulting from
 operations..............................................            (27,337)      (499,042)       243,141
Policy transactions:
 Net premiums from policyholders.........................         52,681,738      9,819,846     19,870,990
 Net transfers to policyholders for benefits and
   terminations..........................................        (46,455,863)    (8,852,014)   (20,368,501)
                                                                ------------   ------------   ------------
Net increase (decrease) in net assets resulting from
 policy transactions.....................................          6,225,875        967,832       (497,511)
Total increase (decrease) in net assets..................          6,198,538        468,790       (254,370)
Net assets at beginning of period........................          4,742,004      4,273,214      4,527,584
                                                                ------------   ------------   ------------
Net assets at end of period..............................       $ 10,940,542   $  4,742,004   $  4,273,214
                                                                ============   ============   ============

                                                                      TURNER CORE GROWTH SUBACCOUNT
                                                                ------------------------------------------
                                                                    2001           2000           1999
                                                                ------------   ------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)............................       $    (11,239)  $  3,072,760   $  1,315,438
 Realized gains (losses).................................         (6,160,576)     2,749,177      1,038,462
 Change in unrealized appreciation (depreciation)
  during the period......................................            462,307     (8,773,256)     1,626,646
                                                                ------------   ------------   ------------
Net increase (decrease) in net assets resulting from
 operations..............................................         (5,709,508)    (2,951,319)     3,980,546
Policy transactions:
 Net premiums from policyholders.........................         19,490,344     57,091,019     23,098,524
 Net transfers to policyholders for benefits and
   terminations..........................................        (14,451,228)   (54,259,832)    (9,308,254)
                                                                ------------   ------------   ------------
Net increase in net assets resulting from policy
 transactions............................................          5,039,116      2,831,187     13,790,270
Total increase (decrease) in net assets..................           (670,392)      (120,132)    17,770,816
Net assets at beginning of period........................         22,550,873     22,671,005      4,900,189
                                                                ------------   ------------   ------------
Net assets at end of period..............................       $ 21,880,481   $ 22,550,873   $ 22,671,005
                                                                ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                              BRANDES INTERNATIONAL
                                                                 EQUITY SUBACCOUNT
                                                   -------------------------------------------
                                                       2001           2000            1999
                                                   ------------   ------------   -------------
Increase (decrease) in net assets from
 operations:
 Net investment income .........................   $    561,947   $  2,792,306   $     515,681
 Realized gains ................................      1,952,975      1,629,793         507,727
 Change in unrealized appreciation
  (depreciation) during the period .............     (7,556,070)    (2,602,173)      3,486,097
                                                   ------------   ------------   -------------
Net increase (decrease) in net assets
 resulting from operations .....................     (5,041,148)     1,819,926       4,509,505
Policy transactions:
 Net premiums from policyholders ...............     54,859,060     34,606,916      12,134,533
 Net transfers to policyholders for benefits
 and terminations ..............................    (38,544,794)   (17,063,755)     (5,569,496)
                                                   ------------   ------------   -------------
Net increase in net assets resulting from
 policy transactions ...........................     16,314,266     17,543,161       6,565,037
                                                   ------------   ------------   -------------
Total increase in net assets ...................     11,273,118     19,363,087      11,074,542
Net assets at beginning of period ..............     36,778,383     17,415,296       6,340,754
                                                   ------------   ------------   -------------
Net assets at end of period ....................   $ 48,051,501   $ 36,778,383   $  17,415,296
                                                   ============   ============   =============

                                                                 FRONTIER CAPITAL
                                                             APPRECIATION SUBACCOUNT
                                                   -------------------------------------------
                                                       2001           2000            1999
                                                   ------------   ------------   -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) ..................   $    (44,638)  $  5,746,620   $     449,994
 Realized gains (losses) .......................     (4,000,460)     4,402,175         624,068
 Change in unrealized appreciation
  (depreciation) during the period .............      3,601,003     (9,587,258)      3,431,408
                                                   ------------   ------------   -------------
Net increase (decrease) in net assets resulting
 from operations ...............................       (444,095)       561,537       4,505,470
Policy transactions:
 Net premiums from policyholders ...............     34,272,034     40,643,205      25,135,447
 Net transfers to policyholders for benefits
  and terminations .............................    (24,795,925)   (34,557,509)    (22,331,613)
                                                   ------------   ------------   -------------
Net increase in net assets resulting from
 policy transactions ...........................      9,476,109      6,085,696       2,803,834
                                                   ------------   ------------   -------------
Total increase in net assets ...................      9,032,014      6,647,233       7,309,304
Net assets at beginning of period ..............     23,632,255     16,985,022       9,675,718
                                                   ------------   ------------   -------------
Net assets at end of period ....................   $ 32,664,269   $ 23,632,255   $  16,985,022
                                                   ============   ============   =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                             CLIFTON ENHANCED US EQUITY
                                                                     SUBACCOUNT
                                                     --------------------------------------------
                                                        2001             2000           1999
                                                     -------------  -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income ............................. $  1,006,518   $  1,393,023    $   518,137
 Realized gains (losses) ...........................   (2,905,570)       132,736        264,436
 Change in unrealized appreciation (depreciation)
  during the period ................................     (557,430)    (2,553,428)       151,562
                                                     ------------   ------------    -----------
Net increase (decrease) in net assets resulting
 from operations ...................................   (2,456,482)    (1,027,669)       934,135
Policy transactions:
 Net premiums from policyholders ...................   37,017,246     15,685,529      6,480,741
 Net transfers to policyholders for benefits and
  terminations. ....................................  (20,297,445)   (11,190,723)    (3,151,279)
                                                     ------------   ------------    -----------
Net increase in net assets resulting from policy
 transactions ......................................   16,719,801      4,494,806      3,329,462
                                                     ------------   ------------    -----------
Total increase in net assets .......................   14,263,319      3,467,137      4,263,597
Net assets at beginning of period ..................   10,205,351      6,738,214      2,474,617
                                                     ------------   ------------    -----------
Net assets at end of period. ....................... $ 24,468,670   $ 10,205,351    $ 6,738,214
                                                     ============   ============    ===========

                                                             LARGE CAP AGGRESSIVE             FUNDAMENTAL
                                                              GROWTH SUBACCOUNT            GROWTH SUBACCOUNT
                                                          --------------------------  ----------------------------
                                                              2001         2000**         2001          2000**
                                                          ------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ...........................  $    (3,151)  $     5,904   $    (4,020)   $   205,119
 Realized losses ........................................     (362,890)      (11,798)   (1,548,338)       (46,349)
 Change in unrealized appreciation (depreciation)
  during the period .....................................      131,647       (37,617)      509,072       (568,635)
                                                           -----------   -----------   -----------    -----------
Net decrease in net assets resulting from
 operations .............................................     (234,394)      (43,511)   (1,043,286)      (409,865)
Policy transactions:
 Net premiums from policyholders ........................    9,373,181     3,456,939     3,652,553      9,131,403
 Net transfers to policyholders for benefits and
  terminations ..........................................   (6,935,633)   (3,068,441)   (3,703,958)    (6,708,404)
                                                           -----------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting from
 policy transactions ....................................    2,437,548       388,498       (51,405)     2,422,999
                                                           -----------   -----------   -----------    -----------
Total increase (decrease) in net assets .................    2,203,154       344,987    (1,094,691)     2,013,134
Net assets at beginning of period. ......................      344,987            --     2,013,134             --
                                                           -----------   -----------   -----------    -----------
Net assets at end of period .............................  $ 2,548,141   $   344,987   $   918,443    $ 2,013,134
                                                           ===========   ===========   ===========    ===========

 _____________________

 ** From April 28, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                         AIM V.I. VALUE            FIDELITY VIP GROWTH
                                                                           SUBACCOUNT                   SUBACCOUNT
                                                                   ---------------------------  -----------------------------
                                                                       2001          2000*          2001           2000**
                                                                   -------------  ------------  -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .................................    $     (1,923)  $    47,633   $    (10,687)   $    (1,420)
 Realized losses ..............................................        (711,696)      (54,358)    (1,452,397)        (8,731)
 Change in unrealized appreciation (depreciation)
  during the period ...........................................         190,958      (101,244)        (8,026)      (156,818)
                                                                   ------------   -----------   ------------    -----------
Net decrease in net assets resulting from operations ..........        (522,661)     (107,969)    (1,471,110)      (166,969)
Policy transactions:
 Net premiums from policyholders ..............................      14,927,640     4,263,052     28,833,063      6,655,609
 Net transfers to policyholders for benefits and
  terminations ................................................     (12,990,470)   (2,990,639)   (24,690,799)    (4,970,882)
                                                                   ------------   -----------   ------------    -----------
Net increase in net assets resulting from policy
  transactions ................................................       1,937,170     1,272,413      4,142,264      1,684,727
                                                                   ------------   -----------   ------------    -----------
Total increase in net assets ..................................       1,414,509     1,164,444      2,671,154      1,517,758
Net assets at beginning of period .............................       1,164,444            --      1,517,758             --
                                                                   ------------   -----------   ------------    -----------
Net assets at end of period ...................................    $  2,578,953   $ 1,164,444   $  4,188,912    $ 1,517,758
                                                                   ============   ===========   ============    ===========


  ______________________

  * From April 24, 2000 (commencement of operations).
 ** From April 28, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                FIDELITY VIP II               JANUS ASPEN GLOBAL
                                                                             CONTRAFUND SUBACCOUNT          TECHNOLOGY SUBACCOUNT
                                                                         -----------------------------  ----------------------------
                                                                             2001            2000*           2001          2000**
                                                                         -------------  --------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .........................................  $      1,015   $      (1,017)  $     10,423   $      2,028
 Realized losses ......................................................      (470,107)        (11,057)      (705,841)       (69,974)
 Change in unrealized appreciation (depreciation) during the period ...        59,663         (35,244)         3,967        (98,497)
                                                                         ------------   -------------   ------------   ------------
Net decrease in net assets resulting from operations ..................      (409,429)        (47,318)      (691,451)      (166,443)
Policy transactions:
 Net premiums from policyholders ......................................    14,889,228       1,758,982     15,124,945      2,902,504
 Net transfers to policyholders for benefits and terminations .........   (10,244,751)       (705,047)   (12,090,684)    (2,293,755)
                                                                         ------------   -------------   ------------   ------------
Net increase in net assets resulting from policy transactions .........     4,644,477       1,053,935      3,034,261        608,749
                                                                         ------------   -------------   ------------   ------------
Total increase in net assets ..........................................     4,235,048       1,006,617      2,342,810        442,306
Net assets at beginning of period .....................................     1,006,617              --        442,306             --
                                                                         ------------   -------------   ------------   ------------
Net assets at end of period ...........................................  $  5,241,665   $   1,006,617   $  2,785,116   $    442,306
                                                                         ============   =============   ============   ============

                                                                              JANUS ASPEN WORLDWIDE           MFS NEW DISCOVERY
                                                                                GROWTH SUBACCOUNT             SERIES SUBACCOUNT
                                                                         -----------------------------  ----------------------------
                                                                             2001           2000**           2001           2000*
                                                                         -------------  --------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .........................................  $      1,163   $     175,411   $     91,210   $     (1,349)
 Realized gains (losses) ..............................................      (377,539)       (140,835)      (428,468)        16,026
 Change in unrealized appreciation (depreciation) during the period ...       (72,698)        (61,271)       211,521        (94,403)
                                                                         ------------   -------------   ------------   ------------
Net decrease in net assets resulting from operations ..................      (449,074)       (185,015)      (125,737)       (79,726)
Policy transactions:
 Net premiums from policyholders ......................................     9,782,816       8,457,498     31,343,292      4,148,131
 Net transfers to policyholders for benefits and terminations .........    (8,218,272)     (7,234,105)   (23,599,696)    (2,889,948)
                                                                         ------------   -------------   ------------   ------------
Net increase in net assets resulting from policy transactions .........     1,564,544       1,223,393      7,743,596      1,258,183
                                                                         ------------   -------------   ------------   ------------
Total increase in net assets ..........................................     1,115,470       1,038,378      7,617,859      1,178,457
Net assets at beginning of period .....................................     1,038,378              --      1,178,457             --
                                                                         ------------   -------------   ------------   ------------
Net assets at end of period ...........................................  $  2,153,848   $   1,038,378   $  8,796,316   $  1,178,437
                                                                         ============   =============   ============   ============

  ___________________

  * From May 1, 2000 (commencement of operations).
 ** From June 29, 2000 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                        TEMPLETON                    V.A. FINANCIAL
                                                                                INTERNATIONAL SUBACCOUNT       INDUSTRIES SUBACCOUNT
                                                                             -------------------------------   ---------------------
                                                                                 2001              2000*               2001**
                                                                             -------------     -------------   ---------------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ..........................................     $     85,627      $       (640)        $        693
 Realized gains (losses) ...............................................         (752,426)           11,899                 (150)
 Change in unrealized appreciation (depreciation) during the period ....          113,268            15,320               (5,763)
                                                                             ------------      ------------         ------------
Net increase (decrease) in net assets resulting from operations ........         (553,531)           26,579               (5,220)
Policy transactions:
 Net premiums from policyholders .......................................       43,355,972        11,365,793              408,104
 Net transfers to policyholders for benefits and terminations ..........      (40,524,558)      (10,522,033)            (259,796)
                                                                             ------------      ------------         ------------
Net increase in net assets resulting from policy transactions ..........        2,831,414           843,760              148,308
                                                                             ------------      ------------         ------------
Total increase in net assets ...........................................        2,277,883           870,339              143,088
Net assets at beginning of period ......................................          870,339                --                   --
                                                                             ------------      ------------         ------------
Net assets at end of period ............................................     $  3,148,222      $    870,339         $    143,088
                                                                             ============      ============         ============

  ___________________

  * From May 1, 2000 (commencement of operations).
 ** From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       FOR THE PERIODS ENDED DECEMBER 31,

                                                                         V.A. RELATIVE  V.A. STRATEGIC      HEALTH     INTERNATIONAL
                                                                             VALUE          INCOME         SCIENCES        EQUITY
                                                                           SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                         -------------  --------------  -------------  -------------
                                                                             2001*          2001*           2001*           2001*
                                                                         -------------  --------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .........................................  $        170    $      5,221   $       (457)  $         43
 Realized gains (losses) ..............................................        17,298           7,133         (2,122)       (10,857)
 Change in unrealized appreciation (depreciation) during the period ...         1,589          (3,537)        (4,934)        (2,585)
                                                                         ------------    ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations .......        19,057           8,817         (7,513)       (13,399)
Policy transactions:
 Net premiums from policyholders ......................................       982,369       1,077,976      1,607,875      1,803,664
 Net transfers to policyholders for benefits and terminations .........      (515,153)       (721,270)       (59,706)    (1,372,651)
                                                                         ------------    ------------   ------------   ------------
Net increase in net assets resulting from policy transactions. ........       467,216         356,706      1,548,169        431,013
                                                                         ------------    ------------   ------------   ------------
Total increase in net assets ..........................................       486,273         365,523      1,540,656        417,614
Net assets at beginning of period .....................................            --              --             --             --
                                                                         ------------    ------------   ------------   ------------
Net assets at end of period ...........................................  $    486,273    $    365,523   $  1,540,656   $    417,614
                                                                         ============    ============   ============   ============

                                                                            LARGE CAP    LARGE/MID CAP     SMALL CAP      AIM V.I.
                                                                           VALUE CORE       VALUE            VALUE         GROWTH
                                                                           SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                         -------------  --------------  -------------  -------------
                                                                             2001*          2001*           2001*           2001*
                                                                         -------------  --------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income ................................................   $      2,995   $     10,265   $     32,296   $        106
 Realized losses ......................................................         (1,012)       (52,836)       (51,686)          (522)
 Change in unrealized appreciation (depreciation) during the period ...          2,334        390,633        950,055           (481)
                                                                          ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations .......          4,317        348,062        930,665           (897)
Policy transactions:
 Net premiums from policyholders ......................................      2,488,224     43,631,124     19,262,591        105,110
 Net transfers to policyholders for benefits and terminations .........        (47,163)    (2,093,619)    (7,950,541)        (1,471)
                                                                          ------------   ------------   ------------   ------------
Net increase in net assets resulting from policy transactions .........      2,441,061     41,537,505     11,312,050        103,639
                                                                          ------------   ------------   ------------   ------------
Total increase in net assets ..........................................      2,445,378     41,885,567     12,242,715        102,742
Net assets at beginning of period .....................................             --             --             --             --
                                                                          ------------   ------------   ------------   ------------
Net assets at end of period ...........................................   $  2,445,378   $ 41,885,567   $ 12,242,715   $    102,742
                                                                          ============   ============   ============   ============

  __________________

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       FOR THE PERIODS ENDED DECEMBER 31,

                                                                             MFS INVESTORS      MFS RESEARCH
                                                                                GROWTH             SERIES
                                                                              SUBACCOUNT         SUBACCOUNT
                                                                                 2001*              2001*
                                                                            ---------------    --------------
Increase (decrease) in net assets from operations:
 Net investment loss ...................................................       $    (17)          $     (9)
 Realized losses .......................................................         (1,101)            (1,524)
 Change in unrealized appreciation (depreciation) during the period ....           (591)             2,983
                                                                               --------           --------
Net increase (decrease) in net assets resulting from operations ........         (1,709)             1,450
Policy transactions:
 Net premiums from policyholders .......................................        165,599             99,292
 Net transfers to policyholders for benefits and terminations ..........        (10,677)           (19,075)
                                                                               --------           --------
Net increase in net assets resulting from policy transactions ..........        154,922             80,217
                                                                               --------           --------
Total increase in net assets ...........................................        153,213             81,667
Net assets at beginning of period ......................................             --                 --
                                                                               --------           --------
Net assets at end of period ............................................       $153,213           $ 81,667
                                                                               ========           ========

  ___________________

* From commencement of operations (refer to footnote 6b).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001


1.   ORGANIZATION

     John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds VEP Classes #1, #2 and #3, VCOLI Classes #4, #5 and #6, V MEVL Class #7, MVEP Class #8, MVUL Class #9, MVUL98 Class #10, MVEP Class #11, MEVL3 Class #12, VEP2 Class #13, VEP3 Class #14 and MVCOH Class #15. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust), John Hancock Declaration Trust (Declaration Trust) or of other outside investment trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust, Declaration Trust and the Outside Trusts which are currently available are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets (formerly Emerging Markets Equity), Bond Index, Small Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, Aim V.I. Value, Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A. Financial Industries, V.A. Relative Value, V.A. Strategic Income, Health Sciences, International Equity, Large Cap Value CORE, Large/Mid Cap Value, Small Cap Value (formerly Small/Mid Cap Value), AIM V.I. Growth, MFS Investors Growth and MFS Research Series Portfolios. Each portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.


2.   SIGNIFICANT ACCOUNTING POLICIES


  Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


  Valuation of Investments

     Investment in shares of the Trust, Declaration Trust and of the Outside Trust are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.


  Expenses

     JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .05% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

     JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.


  Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.


  Amounts Receivable/Payable

     Receivables/Payables to/from portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective portfolios' shares. The amounts are due to/from either the respective portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.


3.   TRANSACTION WITH AFFILIATES

     John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.


4.   NEW AUDIT GUIDE

     Effective January 1, 2001, the Account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2001. The adoption of the Guide did not impact the total net assets of the subaccounts for fiscal year 2001. Certain disclosures in the financial statements of the Account have changed as a result of the adoption of the Guide. The financial statement presentation of the account for the years prior to 2001 have not been restated.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5.   DETAILS OF INVESTMENTS

     The details of the shares owned, cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2001 were as follows:

                                                         SHARES
SUBACCOUNT                                                OWNED          COST          VALUE
----------                                                -----          ----          -----
Large Cap Growth ....................................    7,186,917   $166,795,604   $111,704,800
Active Bond .........................................    6,936,630     65,591,211     66,269,409
International Equity Index ..........................    2,390,440     32,096,126     28,861,551
Small Cap Growth ....................................    3,138,723     39,923,210     36,951,517
Global Balanced .....................................      486,880      4,424,531      4,171,226
Mid Cap Growth ......................................    4,471,772     68,814,519     43,998,802
Large Cap Value .....................................    5,827,602     81,958,055     82,486,053
Money Market ........................................  194,899,411    194,899,411    194,899,411
Small/Mid Cap Growth ................................    1,947,755     25,966,878     27,446,346
Real Estate Equity ..................................    1,887,011     25,980,539     25,562,953
Growth & Income .....................................   11,883,355    209,979,823    141,794,208
Managed .............................................    9,939,306    148,739,926    130,010,266
Short-Term Bond .....................................    1,740,846     17,620,581     17,601,987
Small Cap Equity ....................................    2,900,330     27,749,921     25,497,414
International Opportunities .........................    3,894,614     39,139,371     36,226,531
Equity Index ........................................   12,614,511    222,896,795    187,337,510
Global Bond .........................................    1,303,950     13,272,322     12,697,702
Emerging Markets ....................................      934,901      5,215,822      6,019,218
Bond Index ..........................................    2,852,414     28,170,703     28,203,083
Small/Mid Cap CORE ..................................    1,717,214     16,460,405     16,856,846
High Yield Bond .....................................    1,601,843     11,241,939     10,940,542
Turner Core Growth ..................................    1,632,872     27,955,481     21,880,480
Brandes International Equity ........................    3,884,519     54,670,040     48,051,501
Frontier Capital Appreciation .......................    1,929,372     35,150,521     32,664,269
Clifton Enhanced US Equity ..........................    1,804,474     27,331,446     24,468,670
Large Cap Aggressive Growth .........................      313,894      2,454,111      2,548,141
Fundamental Growth ..................................      108,270        978,005        918,443
AIM V.I. Value ......................................      110,448      2,489,238      2,578,953
Fidelity VIP Growth .................................      125,117      4,353,756      4,188,912
Fidelity VIP II Contrafund ..........................      261,299      5,217,246      5,241,665
Janus Aspen Global Technology .......................      682,627      2,879,646      2,785,116
Janus Aspen Worldwide Growth ........................       75,893      2,288,267      2,153,848
MFS New Discovery Series ............................      576,052      8,679,198      8,796,316
Templeton International .............................      268,162      3,019,634      3,148,222
V.A. Financial Industries ...........................        9,828        148,851        143,088
V.A. Relative Value .................................       50,028        484,684        486,273
V.A. Strategic Income ...............................       42,306        369,060        365,523
Health Sciences .....................................      157,083      1,545,590      1,540,656
International Equity ................................       55,307        420,200        417,615
Large Cap Value CORE ................................      248,671      2,443,044      2,445,378
Large/Mid Cap Value .................................    3,935,043     41,494,934     41,885,567
Small Cap Value .....................................      889,692     11,292,660     12,242,715
AIM V.I. Growth .....................................        6,291        103,223        102,742
MFS Investors Growth ................................       15,682        153,804        153,213
MFS Research Series .................................        5,703         78,684         81,667

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

5.   DETAILS OF INVESTMENTS (CONTINUED)

     Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust, Declaration Trust and of the Outside Trusts during 2001 were as follows:

         SUBACCOUNT                                      PURCHASES        SALES
         ----------                                      ---------        -----
Large Cap Growth ....................................  $ 30,853,807   $ 23,898,959
Active Bond .........................................    39,858,390     23,249,336
International Equity Index ..........................    24,016,650     22,497,024
Small Cap Growth ....................................    25,532,184     19,444,104
Global Balanced .....................................     2,901,470      1,944,782
Mid Cap Growth ......................................    31,214,397     20,068,967
Large Cap Value .....................................    50,502,636     19,548,962
Money Market ........................................   297,642,258    291,882,978
Small/Mid Cap Growth ................................    24,833,161     10,706,459
Real Estate Equity ..................................    30,104,043     21,841,421
Growth & Income .....................................    28,608,470     40,055,225
Managed .............................................    35,756,073     28,231,574
Short-Term Bond .....................................    21,509,634     20,807,226
Small Cap Equity ....................................    13,564,975     12,573,715
International Opportunities .........................    40,475,461     36,413,022
Equity Index ........................................   103,673,321     48,706,525
Global Bond .........................................     7,685,568      2,331,272
Emerging Markets ....................................    16,049,120     15,267,766
Bond Index ..........................................    23,983,482      8,723,707
Small/Mid Cap CORE ..................................    17,734,314      3,828,147
High Yield Bond .....................................    27,157,545     20,323,962
Turner Core Growth ..................................    14,412,984      9,385,108
Brandes International Equity ........................    35,283,458     16,557,892
Frontier Capital Appreciation .......................    21,799,567     12,114,942
Clifton Enhanced US Equity ..........................    26,158,622      8,432,303
Large Cap Aggressive Growth .........................     5,602,281      3,167,884
Fundamental Growth ..................................     1,278,434      1,333,859
AIM V.I. Value ......................................    10,331,856      8,344,723
Fidelity VIP Growth .................................    29,273,933     23,818,899
Fidelity VIP II Contrafund ..........................    12,148,128      7,474,791
Janus Aspen Global Technology .......................     6,722,532      3,677,848
Janus Aspen Worldwide Growth ........................     3,609,407      2,043,700
MFS New Discovery Series ............................    18,122,724     10,284,066
Templeton International .............................    17,092,221     13,429,496
V.A. Financial Industries ...........................       417,117        263,888
V.A. Relative Value .................................     1,227,827        733,321
V.A. Strategic Income ...............................     1,081,958        720,031
Health Sciences .....................................     1,598,930         51,218
International Equity ................................     1,721,703      1,290,646
Large Cap Value CORE ................................     2,459,823         15,767
Large/Mid Cap Value .................................    42,671,729      1,123,959
Small Cap Value .....................................    15,324,859      3,914,970
AIM V.I. Growth .....................................       106,775          3,030
MFS Investors Growth ................................       162,290          7,385
MFS Research Series .................................        97,798         17,590

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

6.   UNIT VALUES

     A summary of unit values and units outstanding for variable life contracts and the expense and investment income ratios, excluding expenses of the underlying Portfolios were as follows:

                                                                                                FOR THE YEAR OR PERIOD
                                                 AT DECEMBER 31, 2001                          ENDED DECEMBER 31, 2001
                                          ----------------------------------    ----------------------------------------------------
                                                       UNIT FAIR                  EXPENSES                           TOTAL
                                                         VALUE                     RATIO*      INVESTMENT          RETURN***
                                          UNITS         LOWEST        ASSETS     LOWEST TO      INCOME             LOWEST TO
SUBACCOUNT                                (000S)      TO HIGHEST      (000S)      HIGHEST      RATIO**              HIGHEST
----------                                ------      ----------      ------     ---------     ----------          ---------
Large Cap Growth                           5,041  $14.90 to $55.19   $111,705  .05% to .625%     0.25 %        (18.24)% to (17.54)%
Active Bond                                3,557   13.84 to 33.56      66,269   .05 to .625      7.43           6.80 to 235.60/c/
International Equity Index                 2,265    9.87 to 19.15      28,862   .05 to .625      2.11          (20.79) to 91.50/c/
Small Cap Growth                           2,437   14.70 to 16.83      36,952   .05 to .625      --/a/         (13.09) to 52.30/c/
Global Balanced                              371   10.88 to 11.56       4,171   .05 to .625      1.61            (7.01) to (6.40)
Mid Cap Growth                             3,002   14.20 to 16.04      43,999   .05 to .625      --/a/         (37.33) to 47.10/c/
Large Cap Value                            4,594   15.58 to 18.90      82,486   .05 to .625      1.83            0.61 to 89.00/c/
Money Market                              14,320   12.56 to 19.75     194,899   .05 to .625      4.52           3.26 to 44.40/c/
Small/Mid Cap Growth                       1,541   14.13 to 23.00      27,446   .05 to .625      --/a/            2.14 to 2.78
Real Estate Equity                         1,239   13.29 to 32.43      25,563   .05 to .625      5.34           5.07 to 224.30/c/
Growth & Income                            6,069   13.99 to 59.88     141,794   .05 to .625      0.64          (16.00) to (15.45)
Managed                                    4,490   14.88 to 45.55     130,010   .05 to .625      2.69            (3.47) to (2.84)
Short Term Bond                            1,192   13.29 to 15.68      17,602   .05 to .625      6.60            7.40 to 56.80/c/
Small Cap Equity                           2,371   10.30 to 11.04      25,497   .05 to .625      0.07           (4.40) to 10.40/c/
International Opportunities                3,321   10.79 to 11.18      36,227   .05 to .625      1.01           (21.41) to (20.88)
Equity Index                              10,568   15.82 to 18.87     187,338   .05 to .625      1.51          (12.54) to 88.70/c/
Global Bond                                  948   12.73 to 13.72      12,698   .05 to .625      7.05           (2.07) to 37.20/c/
Emerging Markets                             818    7.29 to 7.46        6,019   .05 to .625      0.34          (4.20) to (25.40)/c/
Bond Index                                 2,263   12.30 to 12.58      28,203   .05 to .625      6.79            7.05 to 25.80/c/
Small/Mid Cap CORE                         1,488   11.19 to 11.75      16,857   .05 to .625      0.48            0.35 to 14.40/c/
High Yield Bond                            1,191    9.08 to 9.29       10,941   .05 to .625     10.95           (7.10)/c/ to 2.09
Turner Core Growth                         1,231   16.67 to 19.69      21,880   .05 to .625      0.15          (24.06) to 96.90/c/
Brandes International Equity               3,104   15.28 to 16.10      48,052   .05 to .625      1.88          (13.30) to 58.60/c/
Frontier Capital Appreciation              1,548   19.76 to 24.69      32,664   .05 to .625      --/a/           (1.60) to (0.99)
Clifton Enhanced US Equity                 1,779   10.25 to 13.90      24,469   .05 to .625      6.38           (13.16) to (13.02)
Large Cap Aggressive Growth                  369    6.67 to 8.33        2,548   .05 to .625      --/a/        (16.70)/c/ to (14.65)
Fundamental Growth                           124   6.14 to 10.16          918   .05 to .625      --/a/           (32.67) to 1.60
Janus Aspen Global Technology                658    4.20 to 4.24        2,785   .05 to .625      1.15         (57.60)/c /to (37.37)
Janus Aspen Worldwide Growth                 335    6.40 to 6.46        2,154   .05 to .625      0.40           (23.05) to (22.63)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

6. UNIT VALUES (CONTINUED)

                                                                                                FOR THE YEAR OR PERIOD
                                                 AT DECEMBER 31, 2001                          ENDED DECEMBER 31, 2001
                                          ----------------------------------    ----------------------------------------------------
                                                       UNIT FAIR                  EXPENSES                           TOTAL
                                                         VALUE                     RATIO*      INVESTMENT          RETURN***
                                          UNITS         LOWEST        ASSETS     LOWEST TO      INCOME             LOWEST TO
SUBACCOUNT                                (000S)      TO HIGHEST      (000S)      HIGHEST      RATIO**              HIGHEST
----------                                ------      ----------      ------     ---------     ----------          ---------
AIM V.I. Value                               251   $7.08 to $29.72   $ 2,579   .05% to .625%     0.15   %     (15.30)% to (12.56) %
Fidelity VIP Growth                          266     7.07 to 71.07     4,189    .05 to .625      --/a/        (18.22) to 610.70/c/
Fidelity VIP II Contrafund                   512     8.20 to 27.72     5,242    .05 to .625      0.22          (12.97) to (12.36)
MFS New Discovery Series                     922    9.06 to $16.49     8,796    .05 to .625      --/a/          (5.59) to (4.98)
Templeton International                      372     8.17 to 21.12     3,148    .05 to .625      3.71          (16.55) to (16.02)
V.A. Financial Industries                     14     9.09 to 15.63       143    .05 to .625      1.60/b/     (9.10)/c/ to 56.30/c/
V.A. Relative Value                           38     9.52 to 17.59       486    .05 to .625      0.23/b/     (4.80)/c/ to 75.90/c/
V.A. Strategic Income                         34    10.33 to 13.79       366    .05 to .625     11.20/b/      3.30 /c/ to 37.90/c/
Health Sciences                              157     9.77 to 9.81      1,541    .05 to .625      --/a/       (2.30)/c/ to (1.90)/c/
International Equity                          51     8.03 to 8.43        418    .05 to .625      0.17/b/    (19.70)/c/ to (15.70)/c/
Large Cap Value CORE                         251     9.59 to 10.37     2,445    .05 to .625      0.52/b/      (4.10)/c/ to 3.70/c/
Large/Mid Cap Value                        4,362     9.40 to 11.05    41,886    .05 to .625      0.15/b/      (6.00)/c/ to 10.50/c/
Small Cap Value                            1,125    10.44 to 16.79    12,243    .05 to .625      1.03/b/      4.40 /c/ to 67.90/c/
AIM V.I. Growth                               11     8.44 to 20.77       103    .05 to .625      0.46/b/    (15.60)/c/ to 107.70/c/
MFS Investors Growth                          17     8.72 to 9.97        153    .05 to .625      --/a/      (12.80)/c/ to (0.30)/c/
MFS Research Series                            5     8.59 to 18.67        82    .05 to .625      --/a/       (14.10)/c/ to 86.70/c/

* These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.
** These amounts represent the dividends and other income received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period
a.  Portfolio distributed no dividends during the year.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

6.   UNIT VALUES (CONTINUED)

 b. Investment income ratio is annualized. From commencement of operations as follows:

  V.A. Financial Industries              May 15, 2001
  V.A. Relative Value                    June 14, 2001
  V.A. Strategic Income                  September 24, 2001
  International Equity                   June 7, 2001
  Large Cap Value CORE                   May 11, 2001
  Large/Mid Cap Value                    May 2, 2001
  Small Cap Value                        May 15, 2001
  AIM V.I. Growth                        June 4, 2001

 c. From commencement of operations as follows. $10 initial offering price.

  Active Bond                            October 18, 2001
  International Equity Index             December 12, 2001
  Small Cap Growth                       November 8, 2001
  Mid Cap Growth                         July 26, 2001
  Large Cap Value                        December 12, 2001
  Money Market                           July 26, 2001
  Real Estate Equity                     July 26, 2001
  Short Term Bond                        October 8, 2001
  Small Cap Equity                       December 10, 2001
  Equity Index                           July 26, 2001
  Global Bond                            October 8, 2001
  Emerging Markets                       December 10, 2001
  Bond Index                             October 8, 2001
  Small/Mid Cap CORE                     July 26, 2001
  High Yield Bond                        October 8, 2001
  Turner Core Growth                     October 8, 2001
  Brandes International Equity           July 26, 2001
  Large Cap Aggressive Growth            December 12, 2001
  Fidelity VIP Growth                    December 12, 2001
  Janus Aspen Global Technology          December 5, 2001
  V.A. Financial Industries              July 7 and May 15, 2001, respectively
  V.A. Relative Value                    June 21 and August 10, 2001, respectively
  V.A. Strategic Income                  October 2 and Sept. 24, 2001, respectively
  Health Sciences                        June 15 and 4, 2001, respectively
  International Equity                   August 29 and Nov. 4, 2001, respectively
  Large Cap Value CORE                   July 2 and December 13, 2001, respectively
  Large/Mid Cap Value                    May 10 and 2, 2001, respectively
  Small Cap Value                        May 25 and 15, 2001, respectively
  AIM V.I. Growth                        October 17 and December 5, 2001, respectively
  MFS Investors Growth                   December 5 and June 15, 2001, respectively
  MFS Research Series                    October 17 and Aug. 23, 2001, respectively

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


     This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                                          PAGE
Account ..................................................................   34
account value ............................................................    8
Additional Sum Insured ...................................................   16
attained age .............................................................   10
Basic Sum Insured ........................................................   16
beneficiary ..............................................................   45
business day .............................................................   35
changing Option A or B ...................................................   18
changing the Total Sum Insured ...........................................   18
charges ..................................................................    9
Code .....................................................................   42
cost of insurance rates ..................................................   10
date of issue ............................................................   36
death benefit ............................................................    5
deductions ...............................................................    9
enhanced cash value rider ................................................   17
expenses of the Series Funds .............................................   11
fixed investment option ..................................................   35
full surrender ...........................................................   14
fund .....................................................................    2
grace period .............................................................    7
guaranteed minimum death benefit .........................................    7
Guaranteed Minimum Death Benefit Premium .................................    7
insurance charge .........................................................   10
insured person ...........................................................    5
investment options .......................................................    1
JHVLICO ..................................................................   34
lapse ....................................................................    7
loan .....................................................................   15
loan interest ............................................................   15
maximum premiums .........................................................    6
Minimum Initial Premium ..................................................   35
minimum insurance amount .................................................   17
minimum premiums .........................................................    5
modified endowment contract ..............................................   20
monthly deduction date ...................................................   36
mortality and expense risk charge ........................................   10
Option A; Option B; Option M .............................................   16
optional extra death benefit feature .....................................   16
owner ....................................................................    5
partial withdrawal .......................................................   14
partial withdrawal charge ................................................   10
payment options ..........................................................   18
Planned Premium ..........................................................    6
policy anniversary .......................................................   36
policy year ..............................................................   36
premium; premium payment .................................................    5
prospectus ...............................................................    3
receive; receipt .........................................................   21
reinstate; reinstatement .................................................    7
sales charge .............................................................    9
SEC ......................................................................    2
Separate Account S .......................................................   34
Series Funds .............................................................    2
Servicing Office .........................................................    2
special loan account .....................................................   15
subaccount ...............................................................   34
surrender ................................................................   14
surrender value ..........................................................   14
Target Premium ...........................................................    9
tax considerations .......................................................   42
telephone transfers ......................................................   21
Total Sum Insured ........................................................   15
transfers of account value ...............................................   14
variable investment options ..............................................    1
we; us ...................................................................   34
withdrawal ...............................................................   14
withdrawal charges .......................................................   10
you; your ................................................................    5

                          SUPPLEMENT DATED MAY 1, 2002
                                       TO
                         PROSPECTUSES DATED MAY 1, 2002

This Supplement is intended to be distributed with prospectuses dated May 1, 2002 for certain variable life insurance policies that were issued by John Hancock Life Insurance Company ("John Hancock") or John Hancock Variable Life Insurance Company ("JHVLICO") before May 1, 2002 ("Product Prospectuses").

The variable life insurance policies involved currently bear the title "MAJESTIC VARIABLE COLI," "MAJESTIC VARIABLE ESTATE PROTECTION," "MAJESTIC VARIABLE ESTATE PROTECTION 98," "MAJESTIC VARIABLE UNIVERSAL LIFE," "MAJESTIC VARIABLE UNIVERSAL LIFE 98," "MEDALLION EXECUTIVE VARIABLE LIFE," "MEDALLION EXECUTIVE VARIABLE LIFE II," "MEDALLION EXECUTIVE VARIABLE LIFE III," "MEDALLION VARIABLE UNIVERSAL LIFE EDGE," "MEDALLION VARIABLE UNIVERSAL LIFE PLUS," "VARIABLE ESTATE PROTECTION," VARIABLE ESTATE PROTECTION EDGE," "VARIABLE ESTATE PROTECTION PLUS" or "VARIABLE MASTER PLAN PLUS."

Policies Issued Between May 1, 2001 and April 30, 2002 - One Additional Variable Investment Option

     If your policy was issued between May 1, 2001 and April 30, 2002, you may currently invest in one additional variable investment option:

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                   MANAGED BY
-----------------------------                -------------
International Opportunities B* ............  T. Rowe Price International, Inc.
--------------------------------------------------------------------------------
  *    International Opportunities B was formerly "International Equity."

Policies Issued Before May 1, 2001 - Two Additional Variable Investment Options

     If your policy was issued before May 1, 2001, you may currently invest in two additional variable investment options:

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                  MANAGED BY
-----------------------------               -------------
International Opportunities B* ............ T. Rowe Price International, Inc.
Templeton Foreign Securities** ............ Templeton Investment Counsel, Inc.
--------------------------------------------------------------------------------
  *  International Opportunities B was formerly "International Equity."
  ** Templeton Foreign Securities was formerly "Templeton International
     Securities."

Additional Investment Options - General Information

     We may modify or delete either of these variable investments options in the future. The additional variable investment options are subject to all the terms and conditions of the contracts and the procedures described in the Product Prospectuses (including "How can you change your policy's investment allocations?" in the Basic Information section of the prospectus.)

Expenses of the Funds

     If you select an additional investment option that is available to you, we will invest your money in the corresponding fund of the John Hancock Variable Series Trust I or in the corresponding fund of the Franklin Templeton Variable Insurance Products Trust (the "VIP Trust"). In the prospectus, the term funds includes these corresponding funds and the term Series Funds includes the VIP Trust.

     The following table supplements the fund expense table, and the accompanying notes, that appear in the Basic Information section of the Product Prospectuses after the question "What charges will the Series Funds deduct from your investment in the policy?"

                                                                                        ----------------
                                                                                          Total Fund          Total Fund
                                         Investment  Distribution and  Other Operating    Operating            Operating
                                         Management      Service        Expenses With    Expenses With      Expenses Absent
Fund Name                                    Fee       (12b-1) Fees     Reimbursement    Reimbursement       Reimbursement
---------                                ----------  ----------------  ---------------  --------------    ------------------
JOHN HANCOCK VARIABLE SERIES TRUST
 I (NOTE 1):
International Opportunities B .........    1.20%           N/A             0.10%            1.30%               1.41%


FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST - CLASS
 2 SHARES (NOTE 2):
Templeton Foreign Securities ..........    0.69%          0.25%            0.22%            1.15%               1.16%
                                                                                        ----------------

     (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses the International Opportunities B Fund when that fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for International Opportunities B are calculated as if the current management fee schedule, which became effective October 1, 2001, was in effect for all of 2001.
     (2) The Franklin Templeton Variable Insurance Products Trust funds' class 2 distribution plan or "rule 12b-1 plan" is described in the funds' prospectus. For the Templeton Foreign Securities Fund, the "Total Fund Operating Expenses with Reimbursement" reflects a management fee reduction of 0.01%. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.

THIS SUPPLEMENT AMENDS THE PRODUCT PROSPECTUSES. IT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2002 FOR THE JOHN HANCOCK VARIABLE SERIES TRUST I AND A PROSPECTUS DATED MAY 1, 2002 FOR THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST THAT CONTAIN DETAILED INFORMATION ABOUT THE CORRESPONDING FUNDS FOR THE ADDITIONAL VARIABLE INVESTMENT OPTIONS. BE SURE TO READ THE PROSPECTUS FOR THE APPLICABLE FUND BEFORE SELECTING AN ADDITIONAL VARIABLE INVESTMENT OPTION.

                          SUPPLEMENT DATED MAY 1, 2002
                                       TO
                         PROSPECTUSES DATED MAY 1, 2002

This supplement is intended to be distributed with prospectuses dated May 1, 2002 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

     o    Majestic Variable Universal Life 98 (MASSACHUSETTS ONLY)
     o Majestic Variable Estate Protection 98 (MASSACHUSETTS, MARYLAND AND TEXAS ONLY)
     o    Majestic Variable COLI (MASSACHUSETTS, MARYLAND AND TEXAS ONLY)
     o    Variable Master Plan Plus (TEXAS ONLY)

Notwithstanding any language in the prospectus to the contrary, the following shall apply:

(a) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

(b) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.